                                                            File Number 33-71058
                                                                        811-8116


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 7


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                         Post-Effective Amendment No. 8


                      Allmerica Select Separate Account of
                First Allmerica Financial Life Insurance Company
                              (Exact Name of Trust)

                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                          Worcester Massachusetts 01653
                                 (508) 855-1000
               (Registrant's telephone number including area code)

                   Abigail M. Armstrong, Secretary and Counsel
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester MA 01653
                (Name and complete address of agent for service)

         It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b)
         ---

          X  on May 1, 1997 pursuant to paragraph (b)
         ---

             60 days after filing pursuant to paragraph (a)(1)
         ---
             on (date) pursuant to paragraph (a)(1)
         ---
             on (date) pursuant to paragraph (a)(2) of Rule 485
         ---

                           VARIABLE ANNUITY CONTRACTS


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1996 was filed on February 28, 1997.

             CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.              CAPTION IN PROSPECTUS
-----------------              ---------------------

1. . . . . . . . . . . . . .   Cover Page

2. . . . . . . . . . . . . .   "Special Terms"

3. . . . . . . . . . . . . .   "Summary"; "Annual and Transaction Expenses"

4. . . . . . . . . . . . . .   "Condensed Financial Information"; "Performance
                               Information"

5. . . . . . . . . . . . . .   "Description of First Allmerica,
                               the Variable Account, the Trust, Fidelity VIP and T. Rowe Price."

6. . . . . . . . . . . . . .   "Charges and Deductions:

7. . . . . . . . . . . . . .   "Description of the Contract"

8. . . . . . . . . . . . . .   "Electing the Form of Annuity and the Annuity
                               Date" "Description of Variable Annuity Option";
                               "Annuity Benefit Payments"

9. . . . . . . . . . . . . .   "Death Benefit"

10 . . . . . . . . . . . . .   " Payments"; "Computation of Values"
                               "Distribution"

11 . . . . . . . . . . . . .   "Surrender"; "Withdrawals"; "Charge For Surrender
                               and Withdrawal;" "Withdrawal Without Surrender
                               Charge" "Texas Optional Retirement
                               Program"

12 . . . . . . . . . . . . .   "Federal Tax Considerations"

13 . . . . . . . . . . . . .   "Legal Matters"

14 . . . . . . . . . . . . .   "Statement of Additional Information-Table of
                               Contents"

FORM N-4 ITEM NO.              CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------              ----------------------------------------------

15 . . . . . . . . . . . . .   "Cover Page"

16 . . . . . . . . . . . . .   "Table of Contents"

17 . . . . . . . . . . . . .   "General Information and History"

18 . . . . . . . . . . . . .   "Services"

19 . . . . . . . . . . . . .   "Underwriters"

20 . . . . . . . . . . . . .   "Underwriters"

21 . . . . . . . . . . . . .   "Performance Information"

22 . . . . . . . . . . . . .   "Annuity Payments"

23 . . . . . . . . . . . . .   "Financial Statements"

FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY


                                                    ALLMERICA SELECT RESOURCE II
                                                       VARIABLE ANNUITY CONTRACT

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1997         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE ALLMERICA SELECT RESOURCE II VARIABLE ANNUITY CONTRACT.
                    THE CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS
                    PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

1. THE ALLMERICA SELECT RESOURCE II VARIABLE ANNUITY CONTRACT

The Allmerica Select Resource II variable annuity contract is a contract between you and First Allmerica Financial Life Insurance Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis.

Allmerica Select Resource II offers a diverse selection of money managers and investment options. You may allocate your payments among any of 11 variable investment portfolios, seven Guarantee Period Accounts and the Fixed Account. This range of investment choices enables you to allocate your money to meet your particular investment needs. Transfers between accounts do not create a taxable event.

Variable investments are subject to fluctuations in market value, and may increase or decrease the value of your contract over time. Investments in either the Fixed Account or the Guarantee Period Accounts offer rates of return and protection of principal that are guaranteed by Allmerica.

Annuities typically have two phases; an ACCUMULATION PHASE and, if you annuitize, an INCOME PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Earnings from your investments accumulate on a tax deferred basis. Withdrawals from your contract during the ACCUMULATION PHASE are subject to taxes on earnings and any pre-tax payments made to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.

The INCOME PHASE occurs when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE will determine the amount of your payments during the INCOME PHASE. This accumulation is based on the amount of your payments, and any gain or loss from your investments.

2. ANNUITY PAYMENTS TO YOU


Before beginning to receive payments from your annuity, you will want to decide the form those payments will take. If you would like to receive a regular income from your annuity, you may select one of six annuity options: (1) periodic payments for your lifetime; (2) periodic payments for your lifetime, but for not less than 120 months; (3) periodic payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid: (4) periodic payments for your lifetime and your survivor's lifetime; (5) periodic payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) periodic payments for a specified period of 1 to 30 years.


You can also choose whether you want your annuity payments on a variable basis (subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

Allmerica Select contracts are sold through a network of independent financial representatives. We suggest you and your representative review this information and that your representative assist you in completing any forms. The initial payment into this contract must be at least $1,000 and each subsequent payment must be at least $50. Other than these conditions, there is no fixed schedule for making payments, nor any limits as to payment frequency.

4. INVESTMENT OPTIONS

You have full investment control over the contract and you may allocate money to the following funds:


                                               FUND                                INVESTMENT ADVISER
                               ------------------------------------  -----------------------------------------------
International Funds            Select International Equity Fund      Bank of Ireland Asset Management (U.S.) Limited
                               T. Rowe Price International Stock     Rowe Price-Fleming International, Inc.
                               Portfolio
Aggressive Growth Funds        Select Aggressive Growth Fund         Nicholas-Applegate Capital Management, L.P.
                               Select Capital Appreciation Fund      Janus Capital Corporation
Growth Funds                   Select Growth Fund                    Putnam Investment Management, Inc.
                               Fidelity VIP Growth Portfolio         Fidelity Management & Research Company
Growth and Income Funds        Select Growth and Income Fund         John A. Levin & Co., Inc.
                               Fidelity VIP Equity-Income Portfolio  Fidelity Management & Research Company
Income Funds                   Fidelity VIP High Income Portfolio    Fidelity Management & Research Company
                               Select Income Fund                    Standish, Ayer & Wood, Inc.
Money Market Fund              Money Market Fund                     Allmerica Asset Management, Inc.


You may also allocate money among the seven Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts offer interest rates that are guaranteed for a specific period of time. The Fixed Account guarantees a minimum rate of interest which may vary from time to time but will not be less than 3%.

5. EXPENSES


The Contract has insurance features and investment features, and there are costs related to each. Each year a $30 contract fee is deducted from your Contract. This charge is waived if the value of the Contract is at least $50,000 or the Contract is issued to and maintained by the Trustees of a 401(k) plan. Also insurance charges are deducted which total 1.40% of the average daily value of amounts allocated to the investment portfolios. There are also investment management charges which range from .34% to 1.23% of the average daily value of the investment portfolio depending upon the investment portfolio. When you make a withdrawal or you begin receiving regular income payments from your annuity, a state premium tax, which varies depending upon the state of residency, may apply.


If your money remains in your account for seven years or longer, you will not incur any sales charge. However, a contingent deferred sales charge may apply to withdrawals of amounts invested seven years or less on a declining scale between 6.5% and 1%, depending on which year the withdrawal is made.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" combines the $30 contract fee, the 1.40% insurance charges and the investment charges for each fund. The next two columns show two examples of the charges you would pay in dollar amounts. The examples assume you invest $1,000, earn 5% annually and withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. Year 1 includes Total Annual Charges as well as the surrender charges. Year 10, shows the aggregate of all the annual charges assessed for 10 years, with no surrender charge. Premium tax is assumed to be 0% in both examples.


                                                                                                                EXAMPLES:
                                                                                                         TOTAL ANNUAL EXPENSES AT
                                                                                                                  END OF
                                                           TOTAL ANNUAL                        TOTAL     ------------------------
                                                             INSURANCE      TOTAL ANNUAL      ANNUAL         (1)          (2)
FUND                                                          CHARGES       FUND CHARGES      CHARGES      1 YEAR      10 YEARS
--------------------------------------------------------  ---------------  ---------------  -----------  -----------  -----------
Select International Equity Fund                                  1.44%            1.23%          2.67%   $      87    $     301
T. Rowe Price International Stock Portfolio                       1.44%            1.05%          2.49%   $      85    $     283
Select Aggressive Growth Fund                                     1.44%            1.08%          2.52%   $      86    $     286
Select Capital Appreciation Fund                                  1.44%            1.13%          2.57%   $      86    $     291
Select Growth Fund                                                1.44%            0.93%          2.37%   $      84    $     271
Fidelity VIP Growth Portfolio                                     1.44%            0.69%          2.13%   $      82    $     247
Select Growth and Income Fund                                     1.44%            0.83%          2.27%   $      83    $     261
Fidelity VIP Equity-Income Portfolio                              1.44%            0.58%          2.02%   $      81    $     236
Fidelity VIP High Income Portfolio                                1.44%            0.71%          2.15%   $      82    $     249
Select Income Fund                                                1.44%            0.74%          2.18%   $      82    $     252
Money Market Fund                                                 1.44%            0.34%          1.78%   $      79    $     211



For more detailed information, see the Fund Expense Table in the contract Prospectus.


6. TAXES

Your earnings are not taxed until you take them out. Any withdrawals during the accumulation phase will be first treated as earnings and are taxed as income. If you take money out before age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. However, if this contract is used as part of a qualified retirement program (such as a 401(k) plan), then the entire income payment will be taxable.

7. WITHDRAWALS


The contract is structured as a long-term investment opportunity, which always gives you access to your money. You may withdraw without surrender charge the greatest of: (1) 100% of the accumulated earnings, (2) 10% of the total account value per calendar year, or (3) an amount based on your life expectancy.


Amounts allocated to the Guarantee Period Account will be subject to a market value adjustment, which may increase or decrease the value, if withdrawn before the end of the guarantee period.

8. PERFORMANCE

The value of your contract will vary up or down depending on the investment performance of the funds you choose. The following chart illustrates past returns for each fund for the time period shown. The performance figures reflect the contract fee, the insurance charges, the investment charges and all other expenses of the fund. They do not reflect the surrender charges which, if applied, would reduce such performance. Past performance is not a guarantee of future results.


                                                                                                 CALENDAR YEAR
                                                                                              --------------------
FUND                                                                                            1996       1995
--------------------------------------------------------------------------------------------  ---------  ---------
Select International Equity Fund                                                                 20.20%     17.94%
T. Rowe Price International Stock Portfolio                                                      12.99%      9.57%
Select Aggressive Growth Fund                                                                    16.85%     30.44%
Select Capital Appreciation Fund                                                                  7.24%     N/A
Select Growth Fund                                                                               20.27%     22.83%
Fidelity VIP Growth Portfolio                                                                    13.06%     33.41%
Select Growth and Income Fund                                                                    19.53%     28.50%
Fidelity VIP Equity-Income Portfolio                                                             12.64%     33.15%
Fidelity VIP High Income Portfolio                                                               12.40%     18.98%
Select Income Fund                                                                                1.82%     15.31%
Money Market Fund                                                                                 3.83%      4.33%


9. DEATH BENEFIT

In addition to tax deferred growth, your contract provides valuable insurance features. If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the HIGHEST of: (1) the accumulated value increased for any positive market value adjustment; (2) your total investment(s) adjusted proportionally to reflect any withdrawals or
(3) the highest value of your account on any previous contract anniversary (increased for subsequent payments and decreased proportionally for any subsequent withdrawals). If the owner is not the annuitant and dies during the accumulation phase, the death benefit will be equal to (1) above.

10. ADDITIONAL FEATURES

FREE LOOK PERIOD. If you cancel your contract within 10 days after receiving it, we will pay you the greater of (1) the value of your contract (plus any fees or charges that may have been deducted) or (2) your original payment.

WITHDRAWAL WITHOUT A SALES CHARGE: Where permitted by state law, all surrender charges are waived if after the contract is issued, the Owner is diagnosed with a fatal illness, becomes disabled (before age 65) or is in a medical care facility for 90 days after the first year.


DOLLAR COST AVERAGING. You may elect to automatically transfer money on a periodic basis from the Money Market Fund, Select Income Fund or Fixed Account to one or more of the variable investment options. There is no charge for this service.


AUTOMATIC ACCOUNT REBALANCING. You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix. There is no charge for this service.

11. INQUIRIES

If you need more information you may contact us at:


       First Allmerica Financial Life Insurance Company
       440 Lincoln St.
       Worcester, Massachusetts 01653
       1-800-366-1492

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
           COMBINATION DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS
                       ALLMERICA SELECT SEPARATE ACCOUNT

This Prospectus describes interests under flexible payment combination deferred variable and fixed annuity contracts issued, either on a group basis or as individual contracts, by First Allmerica Financial Life Insurance Company (the "Company") to individuals and businesses in connection with retirement plans or other long-term plans. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.") Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to herein collectively as the "Contract(s)." The following is a summary of information about this Contract. More detailed information can be found under the referenced captions in this Prospectus.

Contract values may accumulate on a variable basis in the Contract's Variable Account, known as the Allmerica Select Separate Account. The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following funds:


                     Fund                                          Adviser
----------------------------------------------  ----------------------------------------------
                                                BANK OF IRELAND ASSET MANAGEMENT (U.S.)
SELECT INTERNATIONAL EQUITY FUND                 LIMITED
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO     ROWE PRICE-FLEMING INTERNATIONAL, INC.
SELECT AGGRESSIVE GROWTH FUND                   NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.
SELECT CAPITAL APPRECIATION FUND                JANUS CAPITAL CORPORATION
SELECT GROWTH FUND                              PUTNAM INVESTMENT MANAGEMENT, INC.
FIDELITY VIP GROWTH PORTFOLIO                   FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT GROWTH AND INCOME FUND                   JOHN A. LEVIN & CO., INC.
FIDELITY VIP EQUITY-INCOME PORTFOLIO            FIDELITY MANAGEMENT & RESEARCH COMPANY
FIDELITY VIP HIGH INCOME PORTFOLIO              FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT INCOME FUND                              STANDISH, AYER & WOOD, INC.
MONEY MARKET FUND                               ALLMERICA ASSET MANAGEMENT, INC.


In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account and, during the accumulation period, to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period. The interest earned is guaranteed if held for the entire Guarantee Period. If withdrawn or transferred prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Assets supporting allocations to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

Additional information is contained in a Statement of Additional Information dated May 1, 1997, filed with the Securities and Exchange Commission and incorporated herein by reference. The Table of Contents of the Statement of Additional Information ("SAI") is on page 3 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-366-1492.

   THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, AND T. ROWE
   PRICE INTERNATIONAL SERIES, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO
         INVESTS IN HIGHER-YIELDING, LOWER-RATED DEBT SECURITIES (SEE
           "INVESTMENT OBJECTIVES AND POLICIES.") INVESTORS SHOULD
            RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
      THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

   THE CONTRACT IS AN OBLIGATION OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, AND IS DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACT IS NOT
 A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT
    UNION. THE CONTRACT IS NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL
      DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY.
          INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS,
       INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                                               3
SPECIAL TERMS                                                                                       4
SUMMARY                                                                                             6
ANNUAL AND TRANSACTION EXPENSES                                                                    11
CONDENSED FINANCIAL INFORMATION                                                                    13
PERFORMANCE INFORMATION                                                                            14
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE TRUST,
FIDELITY VIP, AND T. ROWE PRICE                                                                    16
INVESTMENT OBJECTIVES AND POLICIES                                                                 18
INVESTMENT ADVISORY SERVICES                                                                       19
DESCRIPTION OF THE CONTRACT                                                                        21
    A.     Payments                                                                                21
    B.     Right to Revoke Contract                                                                21
    C.     Transfer Privilege                                                                      22
             Automatic Transfers and Automatic Account Rebalancing Options                         22
    D.     Surrender                                                                               22
    E.     Withdrawals                                                                             23
             Systematic Withdrawals                                                                23
             Life Expectancy Distributions                                                         24
    F.     Death Benefit                                                                           24
             Death of the Annuitant Prior to the Annuity Date                                      24
             Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date             24
             Payment of the Death Benefit Prior to the Annuity Date                                25
             Death of the Annuitant After the Annuity Date                                         25
    G.     The Spouse of the Owner as Beneficiary                                                  25
    H.     Assignment                                                                              25
    I.     Electing the Form of Annuity and the Annuity Date                                       25
    J.     Description of Variable Annuity Payout Options                                          26
    K.     Annuity Benefit Payments                                                                27
             The Annuity Unit                                                                      27
             Determination of the First and Subsequent Annuity Benefit Payments                    27
    L.     NORRIS Decision                                                                         28
    M.     Computation of Values                                                                   28
             The Accumulation Unit                                                                 28
             Net Investment Factor                                                                 29
CHARGES AND DEDUCTIONS                                                                             29
    A.     Variable Account Deductions                                                             29
             Mortality and Expense Risk Charge                                                     29
             Administrative Expense Charge                                                         30
             Other Charges                                                                         30
    B.     Contract Fee                                                                            30
    C.     Premium Taxes                                                                           30
    D.     Contingent Deferred Sales Charge                                                        31
             Charges for Surrender and Withdrawal                                                  31
             Reduction or Elimination of Surrender Charge                                          31
             Withdrawal Without Surrender Charge                                                   32
             Surrenders                                                                            33
             Charge at the Time Annuity Benefit Payments Begin                                     33
    E.     Transfer Charge                                                                         34

GUARANTEE PERIOD ACCOUNTS                                                                          34
FEDERAL TAX CONSIDERATIONS                                                                         35
    A.     Qualified and Non-Qualified Contracts                                                   36
    B.     Taxation of the Contract in General                                                     36
             Withdrawals Prior to Annuitization                                                    36
             Annuity Payouts After Annuitization                                                   37
             Penalty on Distribution                                                               37
             Assignments or Transfers                                                              37
             Non-Natural Owners                                                                    37
             Deferred Compensation Plans of State and Local Governments and Tax-Exempt
             Organizations                                                                         38
    C.     Tax Withholding                                                                         38
    D.     Provisions Applicable to Qualified Employer Plans                                       38
             Corporate and Self-Employed Pension and Profit Sharing Plans                          38
             Individual Retirement Annuities                                                       38
             Tax Sheltered Annuities                                                               39
             Texas Optional Retirement Program                                                     39
REPORTS                                                                                            39
LOANS (QUALIFIED CONTRACTS ONLY)                                                                   39
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                  39
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                          40
VOTING RIGHTS                                                                                      40
DISTRIBUTION                                                                                       41
SERVICES                                                                                           41
LEGAL MATTERS                                                                                      41
FURTHER INFORMATION                                                                                41
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                                            A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT                                   A-2
APPENDIX C -- DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I CONTRACT                          A-4


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                                     2
TAXATION OF THE VARIABLE ACCOUNT AND THE COMPANY                                                    2
SERVICES                                                                                            3
UNDERWRITERS                                                                                        3
ANNUITY BENEFIT PAYMENTS                                                                            4
EXCHANGE OFFER                                                                                      5
PERFORMANCE INFORMATION                                                                             6
FINANCIAL STATEMENTS                                                                              F-1


THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts then credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.


FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under the Contract may be allocated.



FIXED ANNUITY PAYOUT: an Annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.


GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.


OWNER: the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.


SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust (the "Trust"), a corresponding portfolio of the Variable Insurance Products Fund ("Fidelity VIP"), or the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price.")

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING FUNDS (OR FUNDS): Select International Equity Fund of Allmerica Investment Trust, T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc., Select Aggressive Growth Fund, Select Capital Appreciation Fund, and Select Growth Fund of Allmerica Investment Trust, Fidelity VIP Growth Portfolio, Select Growth and Income Fund of Allmerica Investment Trust, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, Select Income Fund, and Money Market Fund of Allmerica Investment Trust.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current net asset value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Allmerica Select Separate Account, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.


VARIABLE ANNUITY PAYOUT: an Annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Funds.

                                    SUMMARY

WHAT IS THE ALLMERICA SELECT RESOURCE II VARIABLE ANNUITY?

The Allmerica Select Resource II variable annuity contract is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - a customized investment portfolio

    - experienced professional investment advisers

    - tax deferral on earnings

    - guarantees that can protect your family during the accumulation phase

    - income that can be guaranteed for life

    - issue age up to 90

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated to the combination of portfolios of securities ("Funds") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you also may change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

    - periodic payments for your lifetime (assuming you are the Annuitant);

    - periodic payments for your life and the life of another person selected by you;


    - periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years;


    - periodic payments over a specified number of years (1 to 30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the Owner), and us, First Allmerica Financial Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and a beneficiary. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $1,000 minimum for your initial payment and a $50 minimum for any additional payments. (A lower initial payment amount is permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among eleven Funds, the Guarantee Period Accounts, and the Fixed Account.

THE ELEVEN FUNDS ARE:


    - Select International Equity Fund
     Managed by Bank of Ireland Asset Management (U.S.) Limited


    - T. Rowe Price International Stock Portfolio
     Managed by Rowe Price-Fleming International, Inc.


    - Select Aggressive Growth Fund
     Managed by Nicholas-Applegate Capital Management, L.P.


    - Select Capital Appreciation Fund
     Managed by Janus Capital Corporation

    - Select Growth Fund
     Managed by Putnam Investment Management, Inc.

    - Fidelity VIP Growth Portfolio
     Managed by Fidelity Management & Research Company

    - Select Growth and Income Fund
     Managed by John A. Levin & Co., Inc.

    - Fidelity VIP Equity-Income Portfolio
     Managed by Fidelity Management & Research Company

    - Fidelity VIP High Income Portfolio
     Managed by Fidelity Management & Research Company

    - Select Income Fund
     Managed by Standish, Ayer & Wood, Inc.

    - Money Market Fund
     Managed by Allmerica Asset Management, Inc.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

THE FIXED ACCOUNT AND/OR THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.


WHO ARE THE INVESTMENT ADVISERS OF THE FUNDS AND HOW ARE THEY SELECTED?



RogersCasey, a leading pension consulting firm, assists the Company in the selection of the Contract's Funds, all of which are managed by experienced investment advisers. In addition, RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. RogersCasey provides consulting services to pension plans representing over $300 billion in total assets. In its consulting capacity, RogersCasey monitors the investment performance of over 1,000 investment advisers. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Trust's Funds, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust.



Allmerica Investment Management Company, Inc. ("Manager"), an affiliate of the Company, is the investment manager of the Trust. The Manager has entered into agreements with investment advisers ("Sub-Advisers") selected by the Manager and Trustees in consultation with RogersCasey. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



Fidelity Management & Research Company ("FMR") is the investment adviser of VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.



Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong.



The following are the investment advisers of the Funds:



                   Fund                                   Investment Adviser
-------------------------------------------  ---------------------------------------------
                                             BANK OF IRELAND ASSET MANAGEMENT (U.S.)
SELECT INTERNATIONAL EQUITY FUND             LIMITED
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO  ROWE PRICE-FLEMING INTERNATIONAL, INC.
SELECT AGGRESSIVE GROWTH FUND                NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P.
SELECT CAPITAL APPRECIATION FUND             JANUS CAPITAL CORPORATION
SELECT GROWTH FUND                           PUTNAM INVESTMENT MANAGEMENT, INC.
FIDELITY VIP GROWTH PORTFOLIO                FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT GROWTH AND INCOME FUND                JOHN A. LEVIN & CO., INC.
FIDELITY VIP EQUITY-INCOME PORTFOLIO         FIDELITY MANAGEMENT & RESEARCH COMPANY
FIDELITY VIP HIGH INCOME PORTFOLIO           FIDELITY MANAGEMENT & RESEARCH COMPANY
SELECT INCOME FUND                           STANDISH, AYER & WOOD, INC.
MONEY MARKET FUND                            ALLMERICA ASSET MANAGEMENT, INC.

CAN I MAKE TRANSFERS AMONG THE FUNDS?

Yes. Prior to the Annuity Date, you may transfer among the Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "C. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Additional amounts may be withdrawn at anytime but may be subject to the surrender charge for payments that have not been invested in the Contract for more than seven years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)


In addition, except in New York where not permitted by state law, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility, become disabled or are diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge."



WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the highest of:

    - The Accumulated Value increased by any positive Market Value Adjustment;

    - Gross payments, reduced proportionately to reflect withdrawals; or

    - The highest Accumulated Value that would have been payable as a death benefit on any Contract anniversary, increased for subsequent payments and reduced proportionately to reflect withdrawals since that anniversary.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.


(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "F. Death Benefit.")


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $50,000 on each Contract anniversary and upon surrender, a $30 Contract fee will be deducted from your Contract. The Contract fee is waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender your Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 1% and 6.5% of payments withdrawn, based on when the payments were made.


A deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."


The Company will deduct a daily Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Fund. The Funds will incur certain management fees and expenses which are more fully described in "Other Charges" and in the prospectuses of the Funds, which accompany this Prospectus.

CAN I EXAMINE THE CONTRACT?


Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. If you cancel the Contract, you will receive a refund of the greater of (1) any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted), or (2) your entire payment. See "B. Right to Revoke Contract."


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

There are several changes you can make after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans.

    - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

    - You may change your allocation of payments.

    - You may make transfers of Contract value among your current investments without any tax consequences.

    - You may cancel your Contract within ten days of delivery.

I HAVE THE ALLMERICA RESOURCE I CONTRACT -- ARE THERE ANY DIFFERENCES?


Yes. If your Contract is issued on Form No. A3020-94 ("Allmerica Select Resource I"), it is basically similar to the Contract described in this Prospectus ("Allmerica Select Resource II") except as specifically indicated in "APPENDIX C -- DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I CONTRACT." The form number is located in the bottom left-hand corner of your Contract pages, and may include some numbers or letters in addition to A3020-94 in order to identify state variations.

                        ANNUAL AND TRANSACTION EXPENSES


The following tables show charges under your Contract, expenses of the Sub-Accounts, and expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "C. Premium Taxes."


CONTRACT CHARGES:


                                                                      YEARS FROM
                                                                    DATE OF PAYMENT   CHARGE
                                                                    ---------------  ---------
  CONTINGENT DEFERRED SALES CHARGE:
  This charge may be assessed upon surrender, withdrawal or               0-1          6.5%
  annuitization under any commutable period certain option or a            2           6.0%
  noncommutable period certain option of less than ten years. The          3           5.0%
  charge is a percentage of payments applied to the amount                 4           4.0%
  surrendered (in excess of any amount that is free of surrender           5           3.0%
  charge) within the indicated time period.                                6           2.0%
                                                                           7           1.0%
                                                                      More than 7       0%

  TRANSFER CHARGE:
  The Company currently makes no charge for processing transfers                       None
  and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

  CONTRACT FEE:
  The fee is deducted annually and upon surrender prior to the                          $30
  Annuity Date when Accumulated Value is less than $50,000.The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

SUB-ACCOUNT EXPENSES:
  (on annual basis as percentage of average daily net assets)
  Mortality and Expense Risk Charge:                                                   1.25%
  Administrative Expense Charge:                                                       0.15%
  Total Asset Charge:                                                                  1.40%

FUND EXPENSES:
  (annual basis as percentage of average daily net assets)


                                                                                 OTHER FUND
                                                     MANAGEMENT              EXPENSES (AFTER ANY            TOTAL FUND
                                                         FEE             APPLICABLE REIMBURSEMENTS)          EXPENSES
                                                  -----------------  -----------------------------------  ---------------
Select International Equity Fund................          1.00%                      0.23% (1)                  1.23% (3)
T. Rowe Price International Stock Portfolio.....          1.05%                      0.00%                      1.05%
Select Aggressive Growth Fund...................          1.00%                      0.08% (1)                  1.08%
Select Capital Appreciation Fund................          1.00%                      0.13% (1)                  1.13%
Select Growth Fund..............................          0.85%                      0.08% (1)                  0.93% (3)
Fidelity VIP Growth Portfolio...................          0.61%                      0.08%                      0.69% (2)
Select Growth and Income Fund...................          0.75%                      0.08% (1)                  0.83% (3)
Fidelity VIP Equity-Income Portfolio............          0.51%                      0.07%                      0.58% (2)
Fidelity VIP High Income Portfolio..............          0.59%                      0.12%                      0.71%
Select Income Fund..............................          0.60%                      0.14% (1)                  0.74%
Money Market Fund...............................          0.28%                      0.06% (1)                  0.34%

(1) Under the Management Agreement with Allmerica Investment Trust, Allmerica Investment Management Company, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and the Select Capital Appreciation Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of the funds of the Trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind Allmerica Investments to declare future expense limitations with respect to these funds.

(2) A portion of the brokerage commissions the Portfolio paid was used to reduce portfolio expenses. Including these reductions, total operating expenses would have been .56% for the Fidelity VIP Equity-Income Portfolio and .67% for the Fidelity VIP Growth Portfolio.

(3) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.

The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the Securities and Exchange Commission ("SEC"). Because the expenses of the Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

(1) If, at the end of the applicable period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                        -----------  -----------  -----------  -----------
Select International Equity Fund......................................   $      87    $     131    $     172    $     301
T. Rowe Price International Stock Portfolio...........................   $      85    $     126    $     163    $     283
Select Aggressive Growth Fund.........................................   $      86    $     127    $     165    $     286
Select Capital Appreciation Fund......................................   $      86    $     129    $     167    $     291
Select Growth Fund....................................................   $      84    $     123    $     157    $     271
Fidelity VIP Growth Portfolio.........................................   $      82    $     116    $     145    $     247
Select Growth and Income Fund.........................................   $      83    $     120    $     152    $     261
Fidelity VIP Equity-Income Portfolio..................................   $      81    $     113    $     140    $     236
Fidelity VIP High Income Portfolio....................................   $      82    $     117    $     146    $     249
Select Income Fund....................................................   $      82    $     118    $     148    $     252
Money Market Fund.....................................................   $      79    $     106    $     128    $     211

(2) If, at the end of the applicable time period, you annuitize* under a life option or a non-commutable period certain option of ten years or longer, or if you do not surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                        -----------  -----------  -----------  -----------
Select International Equity Fund......................................   $      27    $      83    $     142    $     301
T. Rowe Price International Stock Portfolio...........................   $      25    $      78    $     133    $     283
Select Aggressive Growth Fund.........................................   $      26    $      79    $     135    $     286
Select Capital Appreciation Fund......................................   $      26    $      80    $     137    $     291
Select Growth Fund....................................................   $      24    $      74    $     127    $     271
Fidelity VIP Growth Portfolio.........................................   $      22    $      67    $     115    $     247
Select Growth and Income Fund.........................................   $      23    $      71    $     122    $     261
Fidelity VIP Equity-Income Portfolio..................................   $      21    $      64    $     110    $     236
Fidelity VIP High Income Portfolio....................................   $      22    $      68    $     116    $     249
Select Income Fund....................................................   $      22    $      69    $     118    $     252
Money Market Fund.....................................................   $      18    $      57    $      98    $     211



As required in rules promulgated by the SEC, the Contract fee is reflected in the examples by a method designated to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.040%, and the amount of the Contract fee is assumed to be $.40 in the examples.


* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization under any life contingency options, or under a non-commutable period certain option of ten years or longer.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                       ALLMERICA SELECT SEPARATE ACCOUNT

                                                                              1996       1995       1994
                                                                            ---------  ---------  ---------
SELECT INTERNATIONAL EQUITY
Unit Value:
  Beginning of Period.....................................................      1.128      0.956      1.000
  End of Period...........................................................      1.356      1.128      0.956
Units Outstanding at End of Period (in thousands).........................      3,481      1,900        695

T. ROWE PRICE INTERNATIONAL STOCK
Unit Value:
  Beginning of Period.....................................................      1.065      1.000        N/A
  End of Period...........................................................      1.203      1.065        N/A
Units Outstanding at End of Period (in thousands).........................      1,170        265        N/A

SELECT AGGRESSIVE GROWTH
Unit Value:
  Beginning of Period.....................................................      1.305      1.044      1.000
  End of Period...........................................................      1.526      1.305      1.044
Units Outstanding at End of Period (in thousands).........................      4,013      2,393        756

SELECT CAPITAL APPRECIATION
Unit Value:
  Beginning of Period.....................................................      1.383      1.000        N/A
  End of Period...........................................................      1.484      1.383        N/A
Units Outstanding at End of Period (in thousands).........................      1,366        391        N/A

                                                                              1996       1995       1994
                                                                            ---------  ---------  ---------
SELECT GROWTH
Unit Value:
  Beginning of Period.....................................................      1.269      1.032      1.000
  End of Period...........................................................      1.527      1.269      1.032
Units Outstanding at End of Period (in thousands).........................      3,534      2,177        756

FIDELITY VIP GROWTH
Unit Value:
  Beginning of Period.....................................................      1.235      1.000        N/A
  End of Period...........................................................      1.397      1.235        N/A
Units Outstanding at End of Period (in thousands).........................      1,326        262        N/A

SELECT GROWTH AND INCOME
Unit Value:
  Beginning of Period.....................................................      1.324      1.030      1.000
  End of Period...........................................................      1.584      1.324      1.030
Units Outstanding at End of Period (in thousands).........................      5,670      3,673      1,724

FIDELITY VIP EQUITY-INCOME
Unit Value:
  Beginning of Period.....................................................      1.191      1.000        N/A
  End of Period...........................................................      1.342      1.191        N/A
Units Outstanding at End of Period (in thousands).........................      1,802        429        N/A

FIDELITY VIP HIGH INCOME
Unit Value:
  Beginning of Period.....................................................      1.096      1.000        N/A
  End of Period...........................................................      1.233      1.096        N/A
Units Outstanding at End of Period (in thousands).........................      1,298        273        N/A

SELECT INCOME
Unit Value:
  Beginning of Period.....................................................      1.146      0.993      1.000
  End of Period...........................................................      1.168      1.146      0.993
Units Outstanding at End of Period (in thousands).........................      4,956      4,114      1,916

MONEY MARKET
Unit Value:
  Beginning of Period.....................................................      1.065      1.020      1.000
  End of Period...........................................................      1.106      1.065      1.020
Units Outstanding at End of Period (in thousands).........................      6,060      4,027      2,085


                            PERFORMANCE INFORMATION


The Contract first was offered to the public in 1997. The Company, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the underlying Funds, and assuming that the Contract is surrendered at the end of the applicable period. (See TABLE 1.)


The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The "yield" of the Sub-Account investing in the Money Market Fund of the Trust refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income then is "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Sub-Account's asset charges. The total return figures also reflect the $30 annual Contract fee and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period.

The Company also may advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Sub-Account and of the changes in value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Sub-Account's annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT withdrawn at the end of the specified period, the contingent deferred sales charge is NOT included in the calculation of supplemental total return. (See TABLE 2.)

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS, AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE 1
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                    FOR YEAR                              10 YEARS OR
                                                                     ENDED                                   SINCE
NAME OF UNDERLYING FUND                                             12/31/96     3 YEARS     5 YEARS      INCEPTION*
----------------------------------------------------------------  ------------  ----------  ----------  ---------------
Select International Equity Fund................................       13.70%         N/A         N/A          1.48%
T. Rowe Price International Stock Portfolio.....................        6.49%         N/A         N/A          6.76%
Select Aggressive Growth Fund...................................       10.35%       12.28%        N/A         17.65%
Select Capital Appreciation Fund................................        0.96%         N/A         N/A         23.43%
Select Growth Fund..............................................       13.77%       11.39%        N/A         10.54%
Fidelity VIP Growth Portfolio...................................        6.56%       12.76%      13.14%        13.49%
Select Growth and Income Fund...................................       13.03%       13.77%        N/A         11.67%
Fidelity VIP Equity-Income Portfolio............................        6.14%       15.23%      15.85%        12.10%
Fidelity VIP High Income Portfolio..............................        5.90%        7.55%      12.94%         5.90%
Select Income Fund..............................................       -4.14%        1.64%        N/A          3.78%
Money Market Fund...............................................       -2.24%        1.89%       2.33%         4.34%


                                    TABLE 2
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                    FOR YEAR                              10 YEARS OR
                                                                     ENDED                                   SINCE
NAME OF UNDERLYING FUND                                             12/31/96     3 YEARS     5 YEARS      INCEPTION*
----------------------------------------------------------------  ------------  ----------  ----------  ---------------
Select International Equity Fund................................       20.20%         N/A         N/A         12.04%
T. Rowe Price International Stock Portfolio.....................       12.99%         N/A         N/A          8.36%
Select Aggressive Growth Fund...................................       16.85%       13.58%        N/A         18.05%
Select Capital Appreciation Fund................................        7.24%         N/A         N/A         26.50%
Select Growth Fund..............................................       20.27%       12.72%        N/A         11.03%
Fidelity VIP Growth Portfolio...................................       13.06%       14.06%      13.50%        13.49%
Select Growth and Income Fund...................................       19.53%       15.04%        N/A         12.14%
Fidelity VIP Equity-Income Portfolio............................       12.64%       16.47%      16.28%        12.10%
Fidelity VIP High Income Portfolio..............................       12.40%        8.97%      13.31%         9.52%
Select Income Fund..............................................        1.82%        3.21%        N/A          4.38%
Money Market Fund...............................................        3.83%        3.47%       2.87%         4.37%


* The inception dates for the Underlying Funds are: 5/01/94 for Select International Equity Fund; 3/31/94 for T. Rowe Price International Stock Portfolio; 8/21/92 for Select Aggressive Growth Fund; 4/28/95 for Select Capital Appreciation Fund; 8/21/92 for Select Growth Fund; 10/09/86 for Fidelity VIP Growth Portfolio; 8/21/92 for Select Growth and Income Fund; 10/09/86 Fidelity VIP Equity-Income Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 8/21/92 for Select Income Fund; 4/29/85 for Money Market Fund.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                   THE TRUST, FIDELITY VIP, AND T. ROWE PRICE


THE COMPANY. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1996, the Company and its subsidiaries had over $13.3 billion in combined assets, and over $45.3 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester MA 01653, Telephone 508-855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

ALLMERICA SELECT SEPARATE ACCOUNT. Allmerica Select Separate Account (the "Variable Account") is a separate investment account of the Company with eleven Sub-Accounts. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Variable Account meets the definition of "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision of management or investment practices or policies of the Variable Account by the SEC.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act.

The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Seven investment portfolios of the Trust currently are available under the Contract, each issuing a series of shares: Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund and the Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle, and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Investment Management Company, Inc. ("Allmerica Investment") serves as investment adviser of the Trust. Allmerica Investment has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND. Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management, is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. Fidelity Management & Research, Inc. ("FMR") is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, MA 02109. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP as part of their operating expenses pay an investment management fee to FMR. See "Investment Advisory Services to VIP."

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: the T. Rowe Price International Stock Portfolio. See "Investment Advisory Services to T. Rowe Price."

                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, AND T. ROWE PRICE WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract.


SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income). The Fund will invest primarily in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.


SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is John A. Levin & Co., Inc.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.


SELECT INCOME FUND -- seeks a high level of current income. The Fund will invest primarily in investment-grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer, & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a Fund, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST. The overall responsibility for the supervision of the affairs of the Trust vests in the trustees. The Trust has entered into an agreement (" Management Agreement") with Allmerica Investment Management Company, Inc. ("Manager"), an indirectly wholly owned subsidiary of the Company, to handle the day-to-day affairs of the Trust. The Manager, subject to review by the trustees, is responsible for the general management of the Funds. The Manager also is obligated to perform certain administrative and management services for the Trust, to furnish to the Trust all necessary office space, facilities and equipment, and to pay the compensation, if any, of officers and trustees who are affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("the 1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, reports to shareholders and other expenses.

Pursuant to the Management Agreement with the Trust, the Manager has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the trustees. The terms of a Sub-Adviser Agreement cannot be changed materially without the approval of a majority in interest of the shareholders of the affected Fund.


Allmerica Asset Management, Inc., an indirectly wholly owned subsidiary of the Company, is the Sub-Adviser for the Money Market Fund. For the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, and Select Income Fund, the Sub-Advisers are independent and have been selected by the Manager in consultation with RogersCasey, a leading pension consulting firm. The cost of such consultation is borne by the Manager. RogersCasey provides consulting services to pension plans representing over $300 billion in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. Each independent Sub-Adviser was selected by the Manager on the basis of strict objective, quantitative and qualitative criteria, with special emphasis on the Sub-Adviser's record in managing similar portfolios. Ongoing performance of the independent Sub-Advisers is monitored and evaluated by a committee which includes members who may be affiliated or unaffiliated with the Company. For providing its services under the Management Agreement, the Manager will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows: 1.00% for the Select International Equity Fund and Select Aggressive Growth Fund, 0.85% for the Select Growth Fund, 0.75% for the Select Growth and Income Fund, and 0.60% for the Select Income Fund. For the Money Market Fund, the fee will be 0.35% on net asset value up to $50,000,000; 0.25% on the next $200,000,000; and
0.20% on the remainder. The fee computed for each Fund will be paid from the assets of such Fund.

The Manager is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from the Manager a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


            FUND                              SUB-ADVISER                    NET ASSET VALUE       RATE
-----------------------------  -----------------------------------------  ---------------------  ---------
Select International Equity    Bank of Ireland Asset Management (U.S.)    First $50 million          0.45%
                               Limited                                    Next $50 million           0.40%
                                                                          Over $100 million          0.30%

Select Aggressive Growth       Nicholas-Applegate Capital Management,               *                0.60%
                               L.P.

Select Capital Appreciation    Janus Capital Corporation                  First $100 million         0.60%
                                                                          Over $100 million          0.55%

Select Growth                  Putnam Investment Management, Inc.         First $50 million          0.50%
                                                                          $50 - 150 million          0.45%
                                                                          $150 - 250 million         0.35%
                                                                          $250 - 350 million         0.30%
                                                                          Over $350 million          0.25%

Select Growth and Income       John A. Levin & Co., Inc.                  First $100 million         0.40%
                                                                          Next $200 million          0.25%
                                                                          Over $300 million          0.30%

Select Income                  Standish, Ayer & Wood, Inc.                          *                0.20%

Money Market Fund              Allmerica Asset Management, Inc.                     *                0.10%


* For the Select Aggressive Growth Fund, Select Income Fund, and Money Market Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP. For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and will drop as the total assets in these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

Both the Fidelity VIP Growth and Fidelity VIP Equity-Income Portfolios' fee rates are made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and will drop as the total assets in these funds rise.

2. An individual Portfolio fee rate of 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS.

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax.

The initial net payment will be credited to the Contract as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $1,000. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Fund of the Trust.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. However, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Money Market Fund of the Trust until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO REVOKE CONTRACT.

An Owner may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for revocation to be effective.

Within seven days, the Company will provide a refund equal to the greater of (1) gross payments, or (2) any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of amounts allocated to the Sub-Accounts, plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. TRANSFER PRIVILEGE.

Prior to the Annuity Date, the Owner may transfer amounts among accounts at any time upon written or telephone request to the Company. As discussed in "A. Payments", a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Fund.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Money Market Fund, the Select Income Fund or the Fixed Account (the source account) to one or more Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

The Company reserves the right to limit the number of Funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

D. SURRENDER.

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive an amount equal to the Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last seven full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts under which a commutable period certain option has been elected may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

E. WITHDRAWALS.

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit a signed, written request for withdrawal, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.


Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "D. Surrender."


For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the 16th day following the issue date. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one), and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. The Owner also may elect to receive distributions under an LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General."

F. DEATH BENEFIT.

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "G. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (1) the Accumulated Value under the Contract increased for any positive Market Value Adjustment; (2) gross payments, reduced proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (3) the highest Accumulated Value that would have been payable as a death benefit on any Contract anniversary, increased for subsequent payments received since that date and reduced proportionately to reflect withdrawals after that date.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

  (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

  (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

G. THE SPOUSE OF THE OWNER AS BENEFICIARY.

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Money Market Fund. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than seven years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

H. ASSIGNMENT.

The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment. For important tax consequences which may result from an assignment, see "FEDERAL TAX CONSIDERATIONS").

I. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the new Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.


To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See "APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT."


Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.


The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option selected does not produce an initial payment which meet this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "J. Description of Variable Annuity Options."


If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.


J. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.


The Company provides the variable annuity options described below. Currently, variable annuity options may be funded through the Sub-Accounts investing in the Select Growth and Income Fund, the Select Income Fund, the Select Growth Fund, and the Money Market Fund.


The Company also provides these same options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed annuity payout options may be selected, or any of the variable annuity options may be selected in combination with any of the fixed-amount annuity options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.


VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

  Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

         (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.


PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty, and may be commutable or non-commutable. A commutable option provides the Annuitant with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a non-commutable period certain option, the Annuitant may not request a lump sum payment. See "ANNUITY BENEFIT PAYMENTS" in the SAI.


It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

K. ANNUITY BENEFIT PAYMENTS.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.


The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and non-commutable period certain options of ten or more years (six or more years under New York Contracts), the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years (less than six years under New York Contracts), the value is the Surrender Value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983 Individual Mortality Table "a" on rates.


The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "L. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years, the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.


For an illustration of a variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.



L. NORRIS DECISION.


In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

M. COMPUTATION OF VALUES.

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its

Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX B.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge of 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Trust, Fidelity VIP, and T. Rowe Price.

A. VARIABLE ACCOUNT DEDUCTIONS.


MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 1.25% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.


If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (see Section B below) and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses, and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and SAIs of the Trust, Fidelity VIP, and T. Rowe Price contain additional information concerning expenses of the Underlying Funds.

B. CONTRACT FEE.

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $50,000. The Contract fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, both the Owner and the Annuitant are within the following classes of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; officers, directors, trustees and employees of any of the Funds; investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C. PREMIUM TAXES.

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

  1. if the premium tax was paid by the Company when purchase payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for the Contract at the time the purchase payments are received); or

  2.  the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D. CONTINGENT DEFERRED SALES CHARGE.

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- accumulated payments not defined as New Payments; and (3) Earnings -- the amount of Contract value in excess of all payments that have not been withdrawn previously. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from accumulated earnings, then from the withdrawal without surrender charge amount, if greater than earnings; then from Old Payments, and then from New Payments. Earnings and any excess withdrawal without surrender charge amount, if applicable, followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL. If a Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The contingent deferred sales charges are as follows:

  YEARS FROM      CHARGE AS PERCENTAGE OF
   DATE OF                  NEW
   PAYMENT           PAYMENTS WITHDRAWN
--------------  ----------------------------
 Less than 1                6.5%
      2                     6.0%
      3                     5.0%
      4                     4.0%
      5                     3.0%
      6                     2.0%
      7                     1.0%
 More than 7                 0%

The amount withdrawn equals the amount requested by the Owner plus the contingent deferred sales charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 6.5% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals, and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE. Where permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date of the Contract and remains confined there until the later of one year after the issue date or 90 consecutive days; (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract; or (3) physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security

Disability Benefits, and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of three situations discussed above, no additional payments under this Contract will be accepted unless required by state law.


In addition, from time to time the Company may allow a reduction in or elimination of the contingent deferred sales charges, the period during which the charges apply, or both, and/or credit additional amounts on Contract, when the Contract is sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received, and the manner in which payments are remitted; (3) the purpose for which the Contract is being purchased, and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent deferred sales charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the issue date are within the following class of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds, investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, contingent deferred sales charge will be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.


Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.


Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charges is modified to effect certain exchanges of existing annuity contracts issued by the Company for this Contract. See "EXCHANGE OFFER" in the SAI.


WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is: 10% of the Accumulated Value as of the Valuation Date the Company
              receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied; and

Where (3) is: The amount calculated under the Company's life expectancy distribution option (see "Life Expectancy Distributions") whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1) Cumulative Earnings ($1,000);

(2) 10% of Accumulated Value ($1,500); or

(3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract fee and any applicable tax withholding, and adjusted for any applicable Market Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the greatest Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "Surrender" and "Withdrawal" under "DESCRIPTION OF CONTRACT," and see "FEDERAL TAX CONSIDERATIONS"

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge still would apply had the Contract been surrendered on the Annuity Date.

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS." If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E. TRANSFER CHARGE.

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year. For more information, see "C. Transfer Privilege."

                           GUARANTEE PERIOD ACCOUNTS


Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.


INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.


At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company will transfer monies out of the renewed Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.



MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "F. Death Benefit." All other transfers, withdrawals, or a surrender prior to the end of a Guarantee

Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                             [(1+i)/(1+j)](n/365)-1

where:  i is the Guaranteed Interest Rate expressed as a decimal (for example:
        3% = 0.03) being credited to the current Guarantee Period;

        j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

        n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B.


WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Withdrawals" and "D. Surrender." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.



In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "D. Contingent Deferred Sales Charge" after application of the Market Value Adjustment.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Funds of the Allmerica Investment Trust, the Portfolios of Fidelity VIP and the Portfolio of T. Rowe Price comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

A. QUALIFIED AND NON-QUALIFIED CONTRACTS.

From a federal tax viewpoint there are two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B. TAXATION OF THE CONTRACT IN GENERAL.

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owner" below), be considered annuity contracts under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally first are attributable to any investment gains credited to the Contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the annuitant dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified Contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the Contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the Owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING.

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS.

As defined by the Code, the tax rules applicable to qualified retirement plans are complex, and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to non-qualified Contract Owners. Individuals purchasing a qualified Contract should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Contract."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the Contract.


Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Underlying Funds. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including Accumulation Unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA contracts (i.e., contracts issued under Section 403(b) of the Code) and to contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract, and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Money Market Fund.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for, the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company, the Trust, Fidelity VIP and T Rowe Price currently do not foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Account may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class, (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act, (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account, (5) to change the methodology for determining the net investment factor, and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 Act and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contract. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD, and an indirectly wholly owned subsidiary of the Company.


The Company pays commissions, not to exceed 6.0% of payments, to broker-dealers which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.


The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to the Owner or to the Variable Account. Any contingent deferred sales charges assessed on a Contract will be retained by the Company.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-366-1492.


                                    SERVICES



The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an excess amount is withdrawn, while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least seven full Contract years.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES
  FULL SURRENDER

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no partial withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

           HYPOTHETICAL      WITHDRAWAL        SURRENDER
 ACCOUNT    ACCUMULATED   WITHOUT SURRENDER     CHARGE       SURRENDER
  YEAR         VALUE        CHARGE AMOUNT     PERCENTAGE      CHARGE
---------  -------------  -----------------  -------------  -----------
    1      $   54,000.00    $    5,400.00           6.5%    $  3,159.00
    2          58,320.00         8,320.00           6.0%       3,000.00
    3          62,985.60        12,985.60           5.0%       2,500.00
    4          68,024.45        18,024.45           4.0%       2,000.00
    5          73,466.40        23,466.40           3.0%       1,500.00
    6          79,343.72        29,343.72           2.0%       1,000.00
    7          85,691.21        35,691.21           1.0%         500.00
    8          92,546.51        42,546.51             0%           0.00

WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:

           HYPOTHETICAL                     WITHDRAWAL        SURRENDER
 ACCOUNT    ACCUMULATED                  WITHOUT SURRENDER     CHARGE      SURRENDER
  YEAR         VALUE       WITHDRAWALS     CHARGE AMOUNT     PERCENTAGE     CHARGE
---------  -------------  -------------  -----------------  -------------  ---------
    1      $   54,000.00  $        0.00    $    5,400.00           6.5%    $    0.00
    2          58,320.00           0.00         8,320.00           6.0%         0.00
    3          62,985.60           0.00        12,985.60           5.0%         0.00
    4          68,024.45      30,000.00        18,024.45           4.0%       479.02
    5          41,066.40      10,000.00         4,106.64           3.0%       176.80
    6          33,551.72       5,000.00         3,355.17           2.0%        32.90
    7          30,835.85      10,000.00         3,083.59           1.0%        69.16
    8          22,502.72      15,000.00         2,250.27           0.0%         0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365)-1

The following examples assume:

  1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

  2. The date of surrender is seven years (2,555 days) from the expiration date.

  3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

  4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

  5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor = [(1+i/(1+j)](n/365)-1
                   = [(1+.08)/(1+.10)](2555/365)-1
                   = (.98182)(7)-1
                   = -.12054

The market value adjustment = the market value factor multiplied by the withdrawal = -.12054X$62,985.60
            = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor = [(1+i)/(1+j)](n/365)-1
                   = [(1+.08)/(1+.07)](2555/365)-1
                   = (1.0093)(7)-1
                   = .06694

The market value adjustment = the market value factor multiplied by the withdrawal = .06694X$62,985.60
            = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor = [(1+i)/(1+j)](n/365)-1
                   = [(1+.08)/(1+.11)](2555/365)-1
                   = (.97297)(7)-1
                   = -.17454

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%


                     = Minimum (-.17454X$62,985.60 or -$8,349.25)
                   = Minimum (-$10,993.51 or -$8,349.25)
                   = -$8,349.25


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

The market value factor = [(1+i)/(1+j)](n/365)-1
                   = [(1+.08)/(1+.06)](2555/365)-1
                   = (1.01887)(7)-1
                   = .13981

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%

                     = Minimum of .13981X$62,985.60 or $8,349.25)
                   = Minimum of $8,806.02 or $8,349.25)
                   = $8,349.25

                                   APPENDIX C
           DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I CONTRACT

1. The Guarantee Period Accounts are not available under Allmerica Select Resource I.

2. The Withdrawal Without Surrender Charge privilege under Allmerica Select Resource I does not provide access to cumulative earnings without charge. In addition, the 10% free amount is based on the prior December 31 Accumulated Value rather than 10% of the Accumulated Value as of the date the withdrawal request is received.

3. The death benefit under Allmerica Select Resource I is the greatest of: 1) Your total payments less any withdrawals; 2) the Accumulated Value of the Contract; or 3) the amount that would have been payable as a death benefit on the most recent fifth Contract anniversary, increased by any additional payments and reduced by the amount of any withdrawals since that date.

4. Any payment to the Fixed Account offered under Allmerica Select Resource I must be at least $500, and is locked in for one year from the date of deposit. At the end of one year, a payment may be transferred or renewed in the Fixed Account for another full year at the guaranteed rate in effect on that date. The minimum guaranteed rate is 3.5%. (See "APPENDIX A" for discussion of Fixed Account under Allmerica Select Resource II)


5. The $30 Contract fee under Allmerica Select Resource I is not waived under any circumstances.



6. Because of the differences between the free withdrawal provisions and the application of the Contract fee, the following examples apply to the Allmerica Select Resource I Contract rather than the examples on pages 12 and 13 of this Prospectus.


(A) WITH SURRENDER CHARGE                                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Select International Equity Fund.............................................   $      86    $     129    $     170    $     302
T. Rowe Price International Stock............................................   $      84    $     123    $     161    $     285
Select Aggressive Growth Fund................................................   $      84    $     124    $     162    $     288
Select Capital Appreciation Fund.............................................   $      85    $     126    $     165    $     293
Select Growth Fund...........................................................   $      83    $     120    $     155    $     273
Fidelity VIP Growth Portfolio................................................   $      81    $     113    $     143    $     249
Select Growth and Income Fund................................................   $      82    $     117    $     150    $     263
Fidelity Equity-Income Portfolio.............................................   $      79    $     109    $     137    $     238
Fidelity High Income Portfolio...............................................   $      81    $     113    $     144    $     251
Select Income Fund...........................................................   $      81    $     114    $     145    $     254
Money Market Fund............................................................   $      77    $     102    $     125    $     213


(B) WITHOUT SURRENDER CHARGE                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Select International Equity Fund.............................................   $      27    $      84    $     143    $     302
T. Rowe Price International Stock............................................   $      26    $      78    $     134    $     285
Select Aggressive Growth Fund................................................   $      26    $      79    $     135    $     288
Select Capital Appreciation Fund.............................................   $      26    $      81    $     138    $     293
Select Growth Fund...........................................................   $      24    $      75    $     128    $     273
Fidelity VIP Growth Portfolio................................................   $      22    $      68    $     116    $     249
Select Growth and Income Fund................................................   $      23    $      72    $     123    $     263
Fidelity Equity-Income Portfolio.............................................   $      21    $      65    $     111    $     238
Fidelity High Income Portfolio...............................................   $      22    $      68    $     117    $     251
Select Income Fund...........................................................   $      22    $      69    $     119    $     254
Money Market Fund............................................................   $      19    $      57    $      99    $     213



The total policy fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.060%, and the amount of the policy fee is assumed to be $0.60 in the Examples.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                        ALLMERICA SELECT SEPARATE ACCOUNT




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR ALLMERICA SELECT SEPARATE ACCOUNT DATED MAY 1, 1997 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ALLMERICA INVESTMENTS, INC., 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-366-1492.



                               DATED: MAY 1, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY  . . . . . . . . . . . . . . . . .             2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT
AND THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . .             2

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . .             3

ANNUITY BENEFIT PAYMENTS . . . . . . . . . . . . . . . . . . . . .             4

EXCHANGE OFFER . . . . . . . . . . . . . . . . . . . . . . . . . .             5

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . .             6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . .             9


                           GENERAL INFORMATION AND HISTORY


Allmerica Select Separate Account (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1996, the Company and its subsidiaries had over $45.3 billion in combined assets and over $13.3 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone (508) 855-1000.


Currently, 11 Sub-Accounts of the Variable Account are available under the Contract. Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust (the "Trust"), Variable Insurance Products Fund ("Fidelity VIP"), or T. Rowe Price International Series, Inc. ("T. Rowe Price").

The Trust, Fidelity VIP and T. Rowe Price are open-end, diversified management investment companies. Seven different funds of the Trust are available under the Contract: Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund, and the Money Market Fund. Three of the portfolios of VIP are available under the Contract: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP Growth Portfolio. One portfolio of T. Rowe Price is available under the Contract: the T. Rowe Price International Stock Portfolio. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.

                          TAXATION OF THE CONTRACT, THE VARIABLE
                               ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contractor the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Funds and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and of Allmerica Select Separate Account as of December 31, 1996 and for the periods indicated, included in this Statement of Additional Information ("SAI") constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter for the Contract pursuant to a contract with the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly owned subsidiary of First Allmerica and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.0% of purchase payments, to entities which sell the Contract. To the extent permitted under NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amount of commissions retained by Allmerica Investments for sales of contracts funded by Allmerica Select Separate Account for the years 1994, 1995 and 1996 were $0, $0, and $2,340.85, respectively.

The aggregate amount of commissions paid to independent broker-dealers for the years 1994, 1995 and 1996 were $455,381.10, $729,499.28, and $1,191,290.81, respectively.

                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period . . . . . . . $1.135000

(2) Value of Assets -- Beginning of Valuation Period . . . . . . . . .$5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses. . . . .$1,675

(4) Adjusted Gross Investment Rate for the Valuation
    Period (3) DIVIDED BY ( 2). . . . . . . . . . . . . . . . . . . . . 0.000335

(5) Annual Charge (one-day equivalent of 1.40% per annum) . . . . . . . 0.000039

(6) Net Investment Rate (4)  - (5). . . . . . . . . . . . . . . . . . . 0.000296

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . . . .1.000296

(8) Accumulation Unit Value -- Current Period (1) x (7) . . . . . . . $ 1.135336


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains of $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in the Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain options is elected. The number of Annuity Units on which each payment is based would be calculated using the Surrender Value less any premium tax. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.


                                 EXCHANGE OFFER

A.  VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of Elective Payment Variable Annuity contracts issued by AFLIAC on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN THE EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.

CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Variable Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.


ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.


B.  FIXED ANNUITY EXCHANGE OFFER.

This exchange offer also applies to all fixed annuity contracts issued by the Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed and will vary depending on the investment performance of the Funds to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Funds. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.

C.  EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE.

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the prospectus under
"PERFORMANCE INFORMATION."   In addition, The Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments.

Contracts funded by Allmerica Select Separate Account have been offered to the public only since March 15, 1994. Total return data, however, may be advertised based on the period of time that the Funds have been in existence. The results for any period prior to a contract being offered will be calculated as if the contract had been offered during that period of time, with all charges assumed to be those applicable to the contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Accounts asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the SEC. The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

   P(1 + T)n = ERV

Where:   P = a hypothetical initial payment to the Variable Account of $1,000

         T = average annual total return

         n = number of years

       ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

Years From Date of                         Charge as Percentage of
Purchase Payment to                        New Purchase Payments
Date of Withdrawal                         Withdrawn*

           0-1                                    6.5%
            2                                     6.0%
            3                                     5.0%
            4                                     4.0%
            5                                     3.0%
            6                                     2.0%
            7                                     1.0%
        Thereafter                                  0%

*Subject to the maximum limit described in the Prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all Contract years, a certain amount (withdrawn without withdrawal charges, as described in the Prospectus) is not subject to the contingent deferred sales charge.


The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's assets charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

     P(1 + T)n = EV

Where:   P = a hypothetical initial payment to the Variable Account of $1,000

         T = average annual total return

         n = number of years

         EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the contingent deferred sales charge that would be applicable if the Contract was surrendered at the end of the period.

The calculations of Supplemental Total Return include the deduction of the $30 annual Contract fee.

YIELD AND EFFECTIVE YIELD -- MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1996:

      Yield                   4.04%
      Effective Yield         4.13%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

    Effective Yield = [ (base period return + 1) (365/7)] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Allmerica Select Separate Account.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in the accompanying notes to the consolidated financial statements, the Company changed its method of accounting for investments (Note 1) and postemployment benefits (Note 11) in 1994.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
February 3, 1997, except as to Notes 1 and 2, which are as of February 19, 1997

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,236.3    $2,222.8    $2,181.8
     Universal life and investment product
      policy fees...............................     197.2       172.4       156.8
     Net investment income......................     669.9       710.1       743.1
     Net realized investment gains..............      66.8        19.1         1.1
     Realized gain on sale of mutual fund
      processing business.......................      --          20.7        --
     Other income...............................     102.7        95.4       112.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,272.9     3,240.5     3,195.1
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................   1,957.0     2,010.3     2,047.0
     Policy acquisition expenses................     483.5       470.3       475.7
     Other operating expenses...................     483.2       455.0       518.9
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   2,923.7     2,935.6     3,041.6
                                                  ---------   ---------   ---------
 Income before federal income taxes.............     349.2       304.9       153.5
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      96.8       119.7        45.4
     Deferred...................................     (15.7)      (37.0)        8.0
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      81.1        82.7        53.4
                                                  ---------   ---------   ---------
 Income before minority interest, extraordinary
  item, and cumulative effect of accounting
  change........................................     268.1       222.2       100.1
 Minority interest..............................     (74.6)      (73.1)      (51.0)
                                                  ---------   ---------   ---------
 Income before extraordinary item and cumulative
  effect of accounting changes..................     193.5       149.1        49.1
 Extraordinary item -- demutualization
  expenses......................................      --         (12.1)       (9.2)
 Cumulative effect of changes in accounting
  principles....................................      --          --          (1.9)
                                                  ---------   ---------   ---------
 Net income.....................................  $  193.5    $  137.0    $   38.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1996         1995
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities--at fair value (amortized cost of
      $7,279.1 and $7,467.9).............................  $ 7,461.5    $ 7,739.3
     Equity securities--at fair value (cost of $327.9 and
      $410.6)............................................      473.1        517.2
     Mortgage loans......................................      650.1        799.5
     Real estate.........................................      120.7        179.6
     Policy loans........................................      132.4        123.2
     Other long-term investments.........................      128.8         71.9
                                                           ----------   ----------
         Total investments...............................    8,966.6      9,430.7
                                                           ----------   ----------
   Cash and cash equivalents.............................      175.9        236.6
   Accrued investment income.............................      148.6        163.0
   Deferred policy acquisition costs.....................      822.7        735.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      102.8         97.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      663.8        799.6
     Unearned premiums...................................       46.2         43.8
     Other...............................................       62.8         58.9
                                                           ----------   ----------
         Total reinsurance receivables...................      875.6        999.4
                                                           ----------   ----------
   Deferred federal income taxes.........................       93.2         81.2
   Premiums, accounts and notes receivable...............      533.0        526.7
   Other assets..........................................      302.2        361.4
   Closed Block assets...................................      811.8        818.9
   Separate account assets...............................    6,233.0      4,348.8
                                                           ----------   ----------
         Total assets....................................  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,613.7    $ 2,639.3
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,944.1      3,081.3
     Unearned premiums...................................      822.5        800.9
     Contractholder deposit funds and other policy
      liabilities........................................    2,060.4      2,737.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,440.7      9,258.9
                                                           ----------   ----------
   Expenses and taxes payable............................      615.3        600.3
   Reinsurance premiums payable..........................       31.4         42.0
   Short-term debt.......................................       38.4         28.0
   Deferred federal income taxes.........................       34.6         47.8
   Long-term debt........................................        2.7          2.8
   Closed Block liabilities..............................      892.1        902.0
   Separate account liabilities..........................    6,227.2      4,337.8
                                                           ----------   ----------
         Total liabilities...............................   16,282.4     15,219.6
                                                           ----------   ----------
   Minority interest.....................................      784.0        758.5
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
    authorized, 500,000 shares issued and outstanding....        5.0          5.0
   Additional paid-in-capital............................      392.4        392.4
   Unrealized appreciation on investments, net...........      131.4        153.0
   Retained earnings.....................................    1,367.4      1,173.9
                                                           ----------   ----------
         Total shareholder's equity......................    1,896.2      1,724.3
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of year...............  $    5.0    $   --      $   --
     Demutualization transaction................      --           5.0        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................       5.0         5.0        --
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     392.4        --          --
     Contributed from parent....................      --         392.4        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................     392.4       392.4        --
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of year...............   1,173.9     1,071.4     1,033.4
     Net income prior to demutualization........      --          93.2        38.0
                                                  ---------   ---------   ---------
                                                   1,173.9     1,164.6     1,071.4
     Demutualization transaction................      --         (34.5)       --
     Net income subsequent to demutualization...     193.5        43.8        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................   1,367.4     1,173.9     1,071.4
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............     153.0       (79.0)       17.5
                                                  ---------   ---------   ---------
     Cumulative effect of accounting change:
         Net appreciation on available-for-sale
          debt securities.......................      --          --         296.1
         Provision for deferred federal income
          taxes and minority interest...........      --          --        (149.1)
                                                  ---------   ---------   ---------
                                                      --          --         147.0
                                                  ---------   ---------   ---------
     Effect of transfer of securities from
      held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
          debt securities.......................      --          22.4        --
         Provision for deferred federal income
          taxes and minority interest...........      --          (9.6)       --
                                                  ---------   ---------   ---------
                                                      --          12.8        --
                                                  ---------   ---------   ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
          available-for-sale securities.........     (35.1)      466.0      (492.1)
         (Provision) benefit for deferred
          federal income taxes..................      11.8      (163.1)      171.9
         Minority interest......................       1.7       (83.7)       76.7
                                                  ---------   ---------   ---------
                                                     (21.6)      219.2      (243.5)
                                                  ---------   ---------   ---------
         Balance at end of year.................     131.4       153.0       (79.0)
                                                  ---------   ---------   ---------
             Total shareholder's equity.........  $1,896.2    $1,724.3    $  992.4
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   193.5    $   137.0    $    38.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       74.6         73.1         50.1
         Net realized gains..................      (66.8)       (39.8)        (1.1)
         Net amortization and depreciation...       44.7         57.7         45.9
         Deferred federal income taxes.......      (15.7)       (37.0)         8.0
         Change in deferred acquisition
        costs................................      (73.9)       (38.4)       (34.6)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................      (16.8)       (42.0)       (25.6)
         Change in accrued investment
        income...............................       16.7          7.0          4.6
         Change in policy liabilities and
        accruals, net........................     (184.3)       116.2        175.9
         Change in reinsurance receivable....      123.8        (75.6)       (31.9)
         Change in expenses and taxes
        payable..............................       26.0          7.5         88.0
         Separate account activity, net......        5.2         (0.1)         0.4
         Other, net..........................       38.5        (33.8)        14.0
                                               ----------   ----------   ----------
             Net cash provided by operating
               activities....................      165.5        131.8        331.7
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    3,985.8      2,738.4      2,097.8
     Proceeds from disposals of
      held-to-maturity fixed maturities......       --          271.3        304.4
     Proceeds from disposals of equity
      securities.............................      228.7        120.0        143.9
     Proceeds from disposals of other
      investments............................       99.3         40.5         25.9
     Proceeds from mortgages matured or
      collected..............................      176.9        230.3        256.4
     Purchase of available-for-sale fixed
      maturities.............................   (3,771.1)    (3,273.3)    (2,150.1)
     Purchase of held-to-maturity fixed
      maturities.............................       --           --         (111.6)
     Purchase of equity securities...........      (90.9)      (254.0)      (172.2)
     Purchase of other investments...........     (168.0)       (24.8)       (26.6)
     Proceeds from sale of mutual fund
      processing business....................       --           32.9         --
     Capital expenditures....................      (12.8)       (14.1)       (43.1)
     Other investing activities, net.........        4.3          4.7          2.4
                                               ----------   ----------   ----------
             Net cash provided by (used in)
               provided by investing
               activities....................      452.2       (128.1)       327.2
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      268.7        445.8        786.3
     Withdrawals from contractholder deposit
      funds..................................     (905.0)    (1,069.9)    (1,187.0)
     Change in short-term debt...............       10.4         (4.8)        (6.0)
     Change in long-term debt................       (0.1)         0.2          0.3
     Dividends paid to minority
      shareholders...........................       (3.9)        (4.1)        (4.2)
     Capital contributed from parent.........       --          392.4         --
     Payments for policyholders' membership
      interests..............................       --          (27.9)        --
     Subsidiary treasury stock purchased, at
      cost...................................      (42.0)       (20.9)        --
                                               ----------   ----------   ----------
             Net cash used in financing
               activities....................     (671.9)      (289.2)      (410.6)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....      (54.2)      (285.5)       248.3
 Net change in cash held in the Closed
  Block......................................       (6.5)       (17.6)        --
 Cash and cash equivalents, beginning of
  year.......................................      236.6        539.7        291.4
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of year......  $   175.9    $   236.6    $   539.7
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    18.6    $     4.1    $     4.3
     Income taxes paid.......................  $    72.0    $    90.6    $    46.1

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company", formerly State Mutual Life Assurance Company of America ["State Mutual"]) was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

    The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC", formerly SMA Life Assurance Company), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C", a 59.5%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1996 and 1995, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts are presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1996 and 1995, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

    Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

    On February 19, 1997, AFC announced a definitive merger agreement under which it would acquire, at consideration of $33.00 per share, all of the shares of Allmerica P&C currently held by the minority stockholders. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

    As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

    Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

    If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

    Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 requires that investments be classified into one of three categories; held-to-maturity, available-for-sale, or trading.

    The effect of implementing SFAS No. 115, as of January 1, 1994, was an increase in the carrying value of fixed maturity investments of $335.3 million, a decrease in deferred policy acquisition costs of $20.8 million, an increase in policyholder liabilities of $18.4 million, a net increase in deferred income tax liabilities of $103.7 million, an increase in minority interest of $45.4 million and an increase in shareholder's equity of $147.0 million, which resulted from changing the carrying value of certain fixed maturities from amortized cost to fair value and related adjustments. The implementation had no effect on net income.

    In November 1995, the Financial Accounting Standards Board issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

    Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

K.  POLICYHOLDER DIVIDENDS

    Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

    Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States federal income tax return.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

    In March 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

N.  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 19, 1997, AFC and Allmerica P&C entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AFC will acquire all of the outstanding Common Stock, $1.00 par value per share, of Allmerica P&C that it does not already own for consideration consisting of $33.00 per share of Common Stock, subject to adjustment, payable in cash and shares of common stock, par value $0.01 per share, AFC (the "AFC Common Stock"). In addition, a shareholder of Allmerica P&C may elect to receive the consideration in cash, without interest, or in shares of AFC Common Stock, subject to proration as set forth in the Merger Agreement. The maximum number of shares of AFC Common Stock to be issued in the Merger is approximately 9.67 million shares. The acquisition will be accomplished by merging a newly-created, wholly-owned subsidiary of AFC with and into Allmerica P&C (the "Merger"), resulting in Allmerica P&C becoming a wholly-owned subsidiary of AFC. Also, immediately prior to the Merger, Allmerica P&C's Certificate of Incorporation will be amended to authorize a new class of Common Stock, one share of which will be exchanged for each share of Common Stock currently held by SMA Financial Corp., a wholly-owned subsidiary of AFC. The consummation of the Merger is subject to the satisfaction of various conditions, including the approval of regulatory authorities.

    On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to an Agreement and Plan of Merger dated February 19, 1997.

    Pursuant to the plan of reorganization effective October 16, 1995, AFC issued 37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of $21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

    Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  273.6      $  9.3       $  1.6      $  281.3
States and political subdivisions.......   2,236.9        48.5          7.7       2,277.7
Foreign governments.....................     108.0         7.3        --            115.3
Corporate fixed maturities..............   4,277.5       140.3         15.7       4,402.1
Mortgage-backed securities..............     383.1         4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,279.1      $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  327.9      $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1995
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  377.0      $ 21.0        --         $  398.0
States and political subdivisions.......   2,110.6        60.7          4.0       2,167.3
Foreign governments.....................      60.6         3.4          0.6          63.4
Corporate fixed maturities..............   4,582.1       200.8         16.4       4,766.5
Mortgage-backed securities..............     337.6         8.6          2.1         344.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,467.9      $294.5       $ 23.1      $7,739.3
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  410.6      $111.7       $  5.1      $  517.2
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. At December 31, 1995, the amortized cost and market value of assets on deposit were $295.0 million and $303.6 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $98.0 million and $82.2 million were on deposit with various state and governmental authorities at December 31, 1996 and 1995, respectively.

    There were no contractual fixed maturity investment commitments at December 31, 1996 and 1995, respectively.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1996
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $  567.1    $  570.7
Due after one year through five years...   2,216.4     2,297.2
Due after five years through ten
 years..................................   2,373.1     2,432.0
Due after ten years.....................   2,122.5     2,161.6
                                          ---------   --------
    Total...............................  $7,279.1    $7,461.5
                                          ---------   --------
                                          ---------   --------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1996

Fixed maturities.............................       $2,432.8        $19.3  $30.5
                                                    --------        -----  ------
Equity securities............................       $  228.1        $56.1  $ 1.3
                                                    --------        -----  ------
1995

Fixed maturities.............................       $1,612.3        $23.7  $33.0
                                                    --------        -----  ------
Equity securities............................       $  122.2        $23.1  $ 6.9
                                                    --------        -----  ------
1994

Fixed maturities.............................       $1,026.2        $12.6  $21.6
                                                    --------        -----  ------
Equity securities............................       $  124.3        $17.4  $ 4.5
                                                    --------        -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1996

Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
   fixed maturities.........................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
   interest.................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995

Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale fixed maturities...      29.2        --            29.2
  Effect of transfer on deferred policy acquisition costs
   and on policy liabilities................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
   interest.................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1994

Net appreciation, beginning of year.........................    $--           $ 17.5     $  17.5
                                                              ----------   -----------   -------
Cumulative effect of accounting change:
  Net appreciation on available-for-sale fixed maturities...     335.3        --           335.3
  Net depreciation from the effect of accounting change on
   deferred policy acquisition costs and on policy
   liabilities..............................................     (39.2)       --           (39.2)
  Provision for deferred federal income taxes and minority
   interest.................................................    (149.1)       --          (149.1)
                                                              ----------   -----------   -------
                                                                 147.0        --           147.0
                                                              ----------   -----------   -------
Net depreciation on available-for-sale securities...........    (547.9)        (17.4)     (565.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      73.2        --            73.2
Provision for deferred federal income taxes and minority
 interest...................................................     238.3          10.3       248.6
                                                              ----------   -----------   -------
                                                                (236.4)         (7.1)     (243.5)
                                                              ----------   -----------   -------
Net (depreciation) appreciation, end of year................    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $0.6 million, 2.2 million, and $0.6 million in 1996, 1995, and 1994, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

    FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Mortgage loans..........................  $650.1  $  799.5
                                          ------  --------
Real estate:
  Held for sale.........................   110.4     168.9
  Held for production of income.........    10.3      10.7
                                          ------  --------
    Total real estate...................   120.7     179.6
                                          ------  --------
Total mortgage loans and real estate....  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    Reserves for mortgage loans were $19.6 million and $33.8 million at December 31, 1996 and 1995, respectively.

    During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million, $26.1 million and $39.2 million, respectively.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $22.1 million, of which $3.1 million related to the Closed Block. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Property type:
  Office building.......................  $317.1  $  435.9
  Residential...........................    95.4     145.3
  Retail................................   177.0     205.6
  Industrial / warehouse................   124.8      93.8
  Other.................................    91.0     151.9
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   227.0  $  281.4
  Pacific...............................   154.4     191.9
  East North Central....................   119.2     118.2
  Middle Atlantic.......................   112.6     148.9
  West South Central....................    41.6      79.7
  New England...........................    50.9      94.9
  Other.................................    99.6     117.5
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $131.9 million; 1998 -- $161.7 million; 1999 -- $99.9 million; 2000 --
$138.0 million; 2001 -- $34.4 million; and $84.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995

Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1994

Mortgage loans...........    $73.8        $14.6       $41.2        $47.2
Real estate..............     21.0          3.2         1.3         22.9
                             -----      ---------     -----        -----
    Total................    $94.8        $17.8       $42.5        $70.1
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

    The carrying value of impaired loans was $33.6 million and $55.7 million, with related reserves of $11.9 million and $22.3 million as of December 31, 1996 and 1995, respectively. All impaired loans were reserved as of December 31, 1996 and 1995.

    The average carrying value of impaired loans was $50.4 million, $117.9 million and $155.5 million, with related interest income while such loans were impaired of $5.8 million, $9.3 million and $12.4 million as of December 31, 1996, 1995 and 1994 respectively.

D.  FUTURES CONTRACTS

    FAFLIC purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. The notional amount of such futures contracts outstanding were $(33.0) million net short and $74.7 million long contracts at December 31, 1996 and 1995, respectively. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding were $(32.4) million and $75.7 million at December 31, 1996 and 1995, respectively.

    Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. Deferred hedging gains (losses) were $0.5 million, $5.6 million, and $(7.7) million in 1996, 1995 and 1994, respectively. Gains and losses on hedge contracts that are deemed ineffective by management are realized immediately.

    A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 74.7  $126.6  $141.7
New contracts................................    (1.1)  349.2   816.0
Contracts terminated.........................  (106.6) (401.1) (831.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $(33.0) $ 74.7  $126.6
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

    The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $(9.2) million and $(1.8) million at December 31, 1996 and 1995, respectively.

    The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1996, 1995 and 1994. The Company had no deferred gains or losses on foreign currency swap contracts.

    A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $104.6  $118.7  $128.8
New contracts................................    --      --      10.1
Contracts expired............................   (36.0)   --     (15.1)
Contracts terminated.........................    --     (14.1)   (5.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 68.6  $104.6  $118.7
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of foreign currency swap contracts are $18.2 million in 1997 and $50.4 million in 1999 and thereafter. There are no expected maturities of foreign currency swap contracts in 1998.

F.  INTEREST RATE AND OTHER SWAP CONTRACTS

    The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. In addition, the Company has entered into two new types of swap contracts in 1996: security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.

    The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase or (decrease) in net investment income related to interest rate and other swap contracts was $0.6 million, $0.7 million and $(1.3) million for the years ended December 31, 1996,

1995 and 1994, respectively. The Company had no deferred gains or losses relating to interest rate and other swap contracts. The fair values of interest rate and other swap contracts outstanding were $0.1 million, $0.4 million and $0.6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

    A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 17.5  $ 22.8  $ 22.8
New contracts................................    63.6    --      --
Contracts expired............................   (17.5)   (5.3)   --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 63.6  $ 17.5  $ 22.8
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of interest rate and other swap contracts outstanding at December 31 are as follows: $43.6 million in 1997, $5.0 million in 1998, and $15.0 million in 1999 and thereafter.

G.  OTHER

    At December 31, 1996, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.8 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $553.8  $555.1  $578.3
Mortgage loans...............................    69.5    97.0   119.9
Equity securities............................    11.1    13.2     9.9
Policy loans.................................    10.3    20.3    23.3
Real estate..................................    40.8    48.7    44.6
Other long-term investments..................    19.0     7.1     5.7
Short-term investments.......................    10.6    21.2    10.3
                                               ------  ------  ------
Gross investment income......................   715.1   762.6   792.0
Less investment expenses.....................   (45.2)  (52.5)  (48.9)
                                               ------  ------  ------
Net investment income........................  $669.9  $710.1  $743.1
                                               ------  ------  ------
                                               ------  ------  ------

    At December 31, 1996, fixed maturities and mortgage loans on non-accrual status were $2.0 million and $6.8 million, including restructured loans of $4.4 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.5 million, $0.6 million and $5.1 million in 1996, 1995 and 1994, respectively.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million, $98.9 million and $126.8 million at December 31, 1996, 1995 and 1994, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $7.7 million, $11.1 million and $14.4 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $4.5 million, $7.1 million and $8.2 million in 1996, 1995 and 1994, respectively.

    At December 31, 1996, fixed maturities with a carrying value of $2.0 million were non-income producing for the twelve months ended December 31, 1996. There were no mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

    Included in long-term investments is income from limited partnerships of $13.7 million, $0.1 million and $0.6 million in 1996, 1995 and 1994, respectively.

B. REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ (9.7) $ (7.0) $  2.4
Mortgage loans...............................    (2.4)    1.4   (12.1)
Equity securities............................    54.8    16.2    12.4
Real estate..................................    21.1     5.3     1.4
Other........................................     3.0     3.2    (3.0)
                                               ------  ------  ------
Net realized investment gains................  $ 66.8  $ 19.1  $  1.1
                                               ------  ------  ------
                                               ------  ------  ------

    Proceeds from voluntary sales of investments in fixed maturities were $2,432.8 million, $1,612.3 million and $1,036.5 million in 1996, 1995 and 1994, respectively. Realized gains on such sales were $19.3 million, $23.7 million and $12.9 million; and realized losses were $30.5 million, $33.0 million and $21.6 million for 1996, 1995 and 1994, respectively.

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1996 and 1995.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

    The estimated fair values of the financial instruments were as follows:

                                                       1996                  1995
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   175.9   $  175.9  $   236.6   $  236.6
  Fixed maturities...........................    7,461.5    7,461.5    7,739.3    7,739.3
  Equity securities..........................      473.1      473.1      517.2      517.2
  Mortgage loans.............................      650.1      675.7      799.5      845.4
  Policy loans...............................      132.4      132.4      123.2      123.2
                                               ---------   --------  ---------   --------
                                               $ 8,893.0   $8,918.6  $ 9,415.8   $9,461.7
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $ 1,101.3   $1,119.2  $ 1,632.8   $1,677.0
  Supplemental contracts without life
   contingencies.............................       23.1       23.1       24.4       24.4
  Dividend accumulations.....................       87.3       87.3       86.2       86.2
  Other individual contract deposit funds....       76.9       74.3       95.7       92.8
  Other group contract deposit funds.........      789.1      788.3      894.0      902.8
  Individual annuity contracts...............      935.6      719.0      966.3      810.0
  Short-term debt............................       38.4       38.4       28.0       28.0
  Long-term debt.............................        2.7        2.7        2.8        2.9
                                               ---------   --------  ---------   --------
                                               $ 3,054.4   $2,852.3  $ 3,730.2   $3,624.1
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1996 and 1995 is a net pre-tax contribution from the Closed Block of $8.6 million and $2.9 million, respectively. Summarized financial information of the Closed Block as of December 31, 1996 and 1995 and for the period ended December 31, 1996, and the period from October 1, 1995 through December 31, 1995, is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $397.2 and $447.4, respectively)..........  $   403.9  $   458.0
  Mortgage loans...............................................................................      114.5       57.1
  Policy loans.................................................................................      230.2      242.4
  Cash and cash equivalents....................................................................       24.1       17.6
  Accrued investment income....................................................................       14.3       16.6
  Deferred policy acquisition costs............................................................       21.1       24.5
  Other assets.................................................................................        3.7        2.7
                                                                                                 ---------  ---------
Total assets...................................................................................  $   811.8  $   818.9
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   883.4  $   899.2
  Other liabilities............................................................................        8.7        2.8
                                                                                                 ---------  ---------
Total liabilities..............................................................................  $   892.1  $   902.0
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                                                                                                   PERIOD FROM
DECEMBER 31,                                                                      DECEMBER 31,  OCTOBER 1 THROUGH
(IN MILLIONS)                                                                         1996      DECEMBER 31, 1995
--------------------------------------------------------------------------------  ------------  -----------------
Revenues
  Premiums......................................................................   $     61.7       $    11.5
  Net investment income.........................................................         52.6            12.8
  Realized investment loss......................................................         (0.7)         --
                                                                                  ------------        -------
Total revenues..................................................................        113.6            24.3
                                                                                  ------------        -------
Benefits and expenses
  Policy benefits...............................................................        101.2            20.6
  Policy acquisition expenses...................................................          3.2             0.8
  Other operating expenses......................................................          0.6          --
                                                                                  ------------        -------
Total benefits and expenses.....................................................        105.0            21.4
                                                                                  ------------        -------
Contribution from the Closed Block..............................................   $      8.6       $     2.9
                                                                                  ------------        -------
                                                                                  ------------        -------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block..........................................   $      8.6       $     2.9
    Initial cash transferred to the Closed Block................................       --               139.7
    Change in deferred policy acquisition costs, net............................          3.4             0.4
    Change in premiums and other receivables....................................          0.2            (0.1)
    Change in policy liabilities and accruals...................................        (13.9)            2.0
    Change in accrued investment income.........................................          2.3            (1.3)
    Other, net..................................................................          2.5             0.8
                                                                                  ------------        -------
Net cash provided by operating activities.......................................          3.1           144.4
                                                                                  ------------        -------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.............................        188.1            29.0
    Purchases of investments....................................................       (196.9)         (158.8)
    Other, net..................................................................         12.2             3.0
                                                                                  ------------        -------
Net cash provided by (used in) investing activities.............................          3.4          (126.8)
                                                                                  ------------        -------
Net increase in cash and cash equivalents.......................................          6.5            17.6
Cash and cash equivalents, beginning of year....................................         17.6          --
                                                                                  ------------        -------
Cash and cash equivalents, end of year..........................................   $     24.1       $    17.6
                                                                                  ------------        -------
                                                                                  ------------        -------

    On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1996 or 1995, respectively.

    Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7. DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1996       1995
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    37.8  $    27.7
  Other..........................................................................................        0.6        0.3
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    38.4  $    28.0
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.7  $     2.8
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

    FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1996, the weighted average interest rate for outstanding commercial paper was approximately 5.5%.

    At December 31, 1996, FAFLIC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $102.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees of 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

    During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC.

    Interest expense was $16.8 million, $4.1 million and $4.3 million in 1996, 1995 and 1994, respectively. Interest expense included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current.............................................................................  $    96.8  $   119.7  $    45.4
  Deferred............................................................................      (15.7)     (37.0)       8.0
                                                                                        ---------  ---------  ---------
Total.................................................................................  $    81.1  $    82.7  $    53.4
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1996       1995       1994
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   122.3  $   105.6  $    53.7
  Tax-exempt interest................................................................      (35.3)     (32.2)     (35.9)
  Differential earnings amount.......................................................      (10.2)      (7.6)      35.0
  Dividend received deduction........................................................       (1.6)      (4.0)      (2.5)
  Changes in tax reserve estimates...................................................        4.7       19.3        4.0
  Other, net.........................................................................        1.2        1.6       (0.9)
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    81.1  $    82.7  $    53.4
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

    The deferred income tax asset represents the tax effects of temporary differences attributable to Allmerica P&C, a separate consolidated group for federal tax return purposes. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (16.3) $    (9.8)
  Loss reserve discounting...................................................................     (182.1)    (178.3)
  Deferred acquisition costs.................................................................       57.5       55.1
  Employee benefit plans.....................................................................      (25.1)     (25.5)
  Investments, net...........................................................................       73.4       77.4
  Bad debt reserve...........................................................................       (1.7)      (1.8)
  Other, net.................................................................................        1.1        1.7
                                                                                               ---------  ---------
Deferred tax asset, net......................................................................  $   (93.2) $   (81.2)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    The deferred income tax liability represents the tax effects of temporary differences attributable to the FAFLIC/AFLIAC consolidated federal tax return group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  Loss reserve discounting...................................................................  $  (153.7) $  (129.1)
  Deferred acquisition costs.................................................................      189.6      169.7
  Employee benefit plans.....................................................................      (16.3)     (14.6)
  Investments, net...........................................................................       55.1       67.0
  Bad debt reserve...........................................................................      (24.5)     (26.3)
  Other, net.................................................................................      (15.6)     (18.9)
                                                                                               ---------  ---------
Deferred tax liability, net..................................................................  $    34.6  $    47.8
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    Gross deferred income tax assets totaled $435.3 million and $405.1 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $376.7 million and $371.7 million at December 31, 1996 and 1995, respectively.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    At December 31, 1996, there are available non-life net operating loss carryforwards of $0.8 million, and alternative minimum tax credit carryforwards of $16.3 million.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the Allmerica P&C consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990 and 1991 for both the FAFLIC/AFLIAC consolidated group, as well as the Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9. PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on employees' years of service and compensation during the highest five consecutive plan years of employment. Benefits under this defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1996 and 1995 allocations were based on 7.0% of each eligible employee's salary. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

    Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.0  $    19.7  $    13.0
Interest accrued on projected benefit obligations.....................................       21.9       21.1       20.0
Actual return on assets...............................................................      (42.2)     (89.3)      (2.6)
Net amortization and deferral.........................................................        9.3       66.1      (16.3)
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.0  $    17.6  $    14.1
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The following table summarizes the combined status of the three pension plans. At December 31, 1996 the plans' assets exceeded their projected benefit obligations and in 1995 the plans' projected benefit obligations exceeded their assets.

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   308.9  $   325.6
  Unvested benefit obligation..................................................................        6.6        5.0
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   315.5  $   330.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated Balance Sheets:
  Projected benefit obligation.................................................................  $   344.2  $   367.1
  Plan assets at fair value....................................................................      347.8      321.2
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................        3.6      (45.9)
  Unrecognized net (gain) loss from past experience............................................       (9.1)      48.8
  Unrecognized prior service benefit...........................................................      (11.5)     (13.8)
  Unamortized transition asset.................................................................      (24.7)     (26.5)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (41.7) $   (37.4)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1996 and 1995, and the assumed long-term rate of return on plan assets was 9%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

    The Company has a profit sharing and 401(k) plan for its employees. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees. Total plan expense in 1996, 1995 and 1994 was $5.5 million, $5.2 million and $12.6 million, respectively. In addition to this Plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1996, 1995 and 1994 was $2.0 million, $3.5 million and $2.7 million, respectively.

10. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits.

Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    The plan changes effective January 1, 1996 resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

    The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1996       1995
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.4  $    44.9
  Fully eligible active plan participants.....................................................        7.5       14.0
  Other active plan participants..............................................................       24.4       45.9
                                                                                                ---------  ---------
                                                                                                     72.3      104.8
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       72.3      104.8
Unrecognized prior service benefit............................................................       23.8     --
Unrecognized loss.............................................................................       (5.0)     (13.4)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    91.1  $    91.4
                                                                                                ---------  ---------
                                                                                                ---------  ---------

    The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1996       1995       1994
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.2  $     4.2  $     6.6
Interest cost...........................................................................        4.6        6.9        6.9
Amortization of (gain) loss.............................................................       (2.8)      (0.5)       1.4
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     5.0  $    10.6  $    14.9
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

    For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.0% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $5.3 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1996 by $0.7 million.

    The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1996 and 1995.

11.  POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 112, (SFAS No. 112), "Employers' Accounting for Postemployment Benefits", which requires employers to recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Prior to adoption, the Company had recognized the cost of these benefits on an accrual or paid basis, depending on the plan. Implementation of SFAS No. 112 resulted in a transition obligation of $1.9 million, net of federal income taxes and minority interest, and is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income. The impact of this accounting change, after recognition of the cumulative effect, was not significant.

12.  STOCK-BASED COMPENSATION PLANS

In October 1995 the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123). The Standard is effective for fiscal years beginning after December 15, 1995, and requires the company either to apply a fair value measure to any stock-based compensation granted by the company, or continue to apply the valuation provisions of existing accounting standards, but with pro-forma net income and earnings per share disclosures using a fair value methodology to value the stock-based compensation. Beginning for the year ended December 31, 1996, AFC has elected to continue to apply the valuation provisions of existing accounting standards (APB
25). The pro-forma effect of applying SFAS 123 is not material.

    Effective June 17, 1996, AFC adopted a Long Term Stock Incentive Plan for employees of AFC (the "Employees' Plan"). Key employees of AFC and its subsidiaries are eligible for awards pursuant to the Plan administered by the Compensation Committee of the Board of Directors (the "Committee") of AFC. Under the terms of the Employees' Plan, options may be granted to eligible employees at a price not less than the market price of AFC's common stock on the date of grant. Option shares may be exercised subject to the terms prescribed by the Committee at the time of grant, otherwise options vest at the rate of 20% annually for five consecutive years and must be exercised not later than ten years from the date of grant. At June 17, 1996, 231,500 option shares were granted at an option price of $27.50. During 1996, 22,000 option shares were forfeited leaving 209,500 option shares outstanding at December 31, 1996. There were no options exercised during 1996. At December 31, 1996, there were no options exercisable and 2,140,500 option shares were available for future grant.

13.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

    Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. At January 1, 1997, FAFLIC could pay dividends of $151.8 million to AFC without prior approval of the Commissioner.

    Dividends from FAFLIC to AFC will be the primary source of cash for repayment of the debt by AFC and payment of dividends to AFC stockholders.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

    Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. At January 1, 1997, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $15.4 million, which considers dividends declared to Allmerica P&C of $105.0 million during 1996, including $80.0 million which was declared in December. On January 2, 1997, Hanover declared an extraordinary dividend in the amount of $120.0 million, payable on or after January 21, 1997 to Allmerica P&C. The dividend, which was approved by the New Hampshire Department on January 9, 1997, is to be paid in a lump sum or in such installments as Allmerica P&C in its discretion may determine.

    Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1997, Citizens Insurance could pay dividends of $39.9 million to Citizens Corporation without prior approval.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

    The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

    The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

    The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

    Summarized below is financial information with respect to business segments for the year ended and as of December 31.

 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 Revenues:
   Risk Management
     Regional Property and Casualty..........  $ 2,193.7    $ 2,095.1    $ 2,004.8
     Corporate Risk Management...............      361.5        328.5        302.4
                                               ----------   ----------   ----------
       Subtotal..............................    2,555.2      2,423.6      2,307.2
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............      450.9        486.7        507.9
     Institutional Services..................      266.7        330.2        397.9
     Allmerica Asset Management..............        8.8          4.4          4.0
                                               ----------   ----------   ----------
       Subtotal..............................      726.4        821.3        909.8
                                               ----------   ----------   ----------
   Eliminations..............................       (8.7)        (4.4)       (21.9)
                                               ----------   ----------   ----------
 Total.......................................  $ 3,272.9    $ 3,240.5    $ 3,195.1
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Income (loss) from continuing operations
  before income taxes:
   Risk Management
     Regional Property and Casualty..........  $   197.7    $   206.3    $   113.1
     Corporate Risk Management...............       20.7         18.3         19.9
                                               ----------   ----------   ----------
       Subtotal..............................      218.4        224.6        133.0
                                               ----------   ----------   ----------
   Retirement and Asset Management...........
     Retail Financial Services...............       76.9         35.2         14.2
     Institutional Services..................       52.8         42.8          4.4
     Allmerica Asset Management..............        1.1          2.3          1.9
                                               ----------   ----------   ----------
       Subtotal..............................      130.8         80.3         20.5
                                               ----------   ----------   ----------
 Total.......................................  $   349.2    $   304.9    $   153.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Identifiable assets:
   Risk Management
     Regional Property and Casualty..........  $ 5,703.9    $ 5,741.8    $ 5,408.7
     Corporate Risk Management...............      506.0        458.9        386.3
                                               ----------   ----------   ----------
       Subtotal..............................    6,209.9      6,200.7      5,795.0
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............    8,871.3      7,218.7      5,639.8
     Institutional Services..................    3,879.0      4,280.9      4,484.5
     Allmerica Asset Management..............        2.4          2.1          2.2
                                               ----------   ----------   ----------
       Subtotal..............................   12,752.7     11,501.7     10,126.5
                                               ----------   ----------   ----------
 Total.......................................  $18,962.6    $17,702.4    $15,921.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

15.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $36.4 million and $35.2 million in 1996, 1995 and 1994, respectively. At December 31, 1996, future minimum rental payments under non-cancelable operating leases were approximately $71.7 million, payable as follows: 1997 -- $26.4 million; 1998 -- $19.6 million; 1999 -- $12.8 million;
2000 -- $8.0 million; and $5.0 million thereafter.

    It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1997.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers.

    These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1996, the MCCA and CAR were the only two reinsurers which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1996, 1995 and 1994 were $38.0 million and $21.8 million, $49.1 million and $33.7 million, and $50.0 million and $29.8 million, respectively.

    From 1988 through 1992, the Company was a servicing carrier in Maine, and ceded a significant portion of its workers' compensation premiums to the Maine Workers' Compensation Residual Market Pool, which is administered by The National Council on Compensation Insurance ("NCCI"). The Company was involved in legal proceedings regarding the MWCRP's deficit which through a legislated settlement issued on June 23, 1995 provided for an initial funding of $220.0 million, of which the insurance carriers were responsible for $65.0 million. Hanover paid its allocation of $4.2 million in December 1995. Some of the small carriers are currently appealing this decision. The Company's right to recover reinsurance balances for claims properly paid is not at issue in any such proceedings. The Company expects to collect its reinsurance balance; however, funding of the cash flow needs of the MWCRP may in the future be affected by issues related to certain litigation, the outcome of which the Company cannot predict. The Company ceded to MCCA net premiums earned and losses and loss adjustment expenses in 1996, 1995 and 1994 of $50.5 million and $(52.9) million, $66.8 million and $62.9 million, and $80.0 million and $24.2 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

    The effects of reinsurance were as follows:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Life insurance premiums:
   Direct.......................................  $  389.1    $  438.9    $  447.2
   Assumed......................................      87.8        71.0        54.3
   Ceded........................................    (138.9)     (150.3)     (111.0)
                                                  ---------   ---------   ---------
 Net premiums...................................  $  338.0    $  359.6    $  390.5
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums written:
   Direct.......................................  $2,039.7    $2,039.4    $1,992.4
   Assumed......................................     108.7       125.0       128.6
   Ceded........................................    (234.0)     (279.1)     (298.1)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,914.4    $1,885.3    $1,822.9
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums earned:
   Direct.......................................  $2,018.5    $2,021.7    $1,967.1
   Assumed......................................     112.4       137.7       116.1
   Ceded........................................    (232.6)     (296.2)     (291.9)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,898.3    $1,863.2    $1,791.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  618.0    $  749.6    $  773.0
   Assumed......................................      44.9        38.5        28.9
   Ceded........................................     (77.8)      (69.5)      (61.6)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  585.1    $  718.6    $  740.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty benefits, claims, losses
  and loss adjustment expenses:
   Direct.......................................  $1,288.3    $1,372.7    $1,364.4
   Assumed......................................      85.8       146.1       102.7
   Ceded........................................      (2.2)     (229.1)     (160.4)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $1,371.9    $1,289.7    $1,306.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                         1996       1995       1994
 --------------------------------------------------  --------   --------   --------
 Balance at beginning of year......................  $ 735.7    $ 802.8    $ 746.9
   Acquisition expenses deferred...................    560.8      504.8      510.3
   Amortized to expense during the year............   (483.5)    (470.3)    (475.7)
   Adjustment to equity during the year............      9.7      (50.4)      21.3
   Transferred to the Closed Block.................     --        (24.8)      --
   Adjustment for cession of term life insurance...     --        (26.4)      --
                                                     --------   --------   --------
 Balance at end of year............................  $ 822.7    $ 735.7    $ 802.8
                                                     --------   --------   --------
                                                     --------   --------   --------

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $471.7 million, $446.9 million and $371.4 million at December 31, 1996, 1995 and 1994, respectively. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $0.6 million and $2.2 million in 1996 and 1994, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 is primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business

    The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Reserve for losses and LAE, beginning of
  year..........................................  $2,896.0    $2,821.7    $2,717.3
 Incurred losses and LAE, net of reinsurance
  recoverable:
   Provision for insured events of the current
    year........................................   1,513.3     1,427.3     1,434.8
   Decrease in provision for insured events of
    prior years.................................    (141.4)     (137.6)     (128.1)
                                                  ---------   ---------   ---------
 Total incurred losses and LAE..................   1,371.9     1,289.7     1,306.7
                                                  ---------   ---------   ---------
 Payments, net of reinsurance recoverable:
   Losses and LAE attributable to insured events
    of current year.............................     759.6       652.2       650.2
   Losses and LAE attributable to insured events
    of prior years..............................     627.6       614.3       566.9
                                                  ---------   ---------   ---------
 Total payments.................................   1,387.2     1,266.5     1,217.1
                                                  ---------   ---------   ---------
 Change in reinsurance recoverable on unpaid
  losses........................................    (136.6)       51.1        14.8
                                                  ---------   ---------   ---------
 Reserve for losses and LAE, end of year........  $2,744.1    $2,896.0    $2,821.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

    As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $141.4 million, $137.6 million and $128.1 million in 1996, 1995 and 1994, respectively. The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens.

    The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line. In 1995, the workers' compensation line had favorable development of $32.7 million, primarily as a result of Citizens re-estimating reserves to reflect the new claims cost management programs and the Michigan Supreme Court ruling, which decreases the maximum to be paid for indemnity cases on all existing and future claims. In 1996, the favorable development in the workers' compensation line of $21.8 million also reflected these developments. Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million to favorable development of $17.3 million in 1996. This decrease is primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during 1995 the Regional Property and Casualty subsidiaries refined their estimation of unallocated loss adjustment expenses which increased favorable development in that year. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

    The increase in favorable development on prior years' reserves of $9.5 million in 1995 results primarily from a $34.6 million increase in favorable development at Citizens. Favorable development in Citizens' personal automobile and workers' compensation lines increased $16.6 million and $15.5 million, to favorable development of $4.4 million and $32.7 million, respectively, due to the aforementioned change in claims cost management and the Michigan Supreme Court ruling. Hanover's favorable development, not including the effect of voluntary and involuntary pools, was relatively unchanged at $90.2 million in 1995 compared to $91.7 million in 1994. Favorable development in Hanover's workers' compensation line increased $27.7 million to $31.0 million during 1995. This was offset by decreases of $14.6 million and $12.6 million, to $45.5 million and $0.1 million, in the personal automobile and commercial multiple peril lines, respectively. Favorable development in Hanover's voluntary and involuntary pools decreased $23.6 million to $0.4 million during 1995.

    This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

    Due to the nature of business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small, and therefore, their reserves are relatively small compared to other types of liabilities. Losses and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE, were $50.8 million and $43.2 million, net of reinsurance of $20.2 million and $8.4 million, at the end of 1996 and 1995, respectively. During 1995, the Regional Property and Casualty subsidiaries redefined their environmental liabilities in conformity with new guidelines issued by the NAIC. This had no impact on results of operations. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. During 1995, Hanover performed an actuarial review of its environmental reserves. This resulted in Hanover's providing additional reserves for "IBNR" (incurred but not reported) claims, in addition to existing reserves for reported claims. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. Management believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, management is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

19.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 59.5%, 58.3% and 57.4% of the outstanding shares of common stock at December 31, 1996, 1995 and 1994, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers are liable for $65.0 million, and employers will contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. The Company believes that adequate reserves have been established for any additional liability.

    The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

    The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

21.  STATUTORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996        1995       1994
 ---------------------------------------------------  ---------   ---------   -------
 Statutory net income (Combined)
   Property and Casualty Companies..................  $  155.3    $  155.3    $ 79.9
   Life and Health Companies........................     133.3       134.3      40.7
                                                      ---------   ---------   -------
 Statutory Shareholder's Surplus (Combined)
   Property and Casualty Companies..................  $1,201.6    $1,128.4    $974.3
   Life and Health Companies........................   1,120.1       965.6     465.3
                                                      ---------   ---------   -------

22.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 1996 and 1995 are summarized below:

 For the Three Months Ended
 (In millions)

 1996                                        March 31   June 30   Sept. 30   Dec. 31
 Total revenues............................   $827.9    $799.4     $806.3    $839.3
                                             --------   -------   --------   -------
 Net income................................   $ 50.6    $ 45.3     $ 49.4    $ 48.2
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------
 1995
 Total revenues............................   $841.4    $791.9     $822.8    $784.4
                                             --------   -------   --------   -------
 Income before extraordinary item..........   $ 39.2    $ 29.9     $ 34.8    $ 45.2
 Extraordinary item -- demutualization
  expense..................................     (2.5)     (3.5)      (4.7)     (1.4)
                                             --------   -------   --------   -------
 Net income................................   $ 36.7    $ 26.4     $ 30.1    $ 43.8
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------

23.  SUBSEQUENT EVENT (UNAUDITED)

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance arrangement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million net income in the first quarter of 1997 related to the reinsurance of this business.

                       ALLMERICA SELECT SEPARATE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                SELECT                                                           SELECT
                                              AGGRESSIVE    SELECT    SELECT GROWTH     SELECT      MONEY     INTERNATIONAL
                                                GROWTH      GROWTH     AND INCOME       INCOME      MARKET       EQUITY
                                              ----------  ----------  -------------   ----------  ----------  -------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................  $6,124,111  $5,395,692    $8,978,552    $5,788,428  $6,705,530    $4,722,246
Investments in shares of Fidelity Variable
  Insurance Products Fund...................     --           --           --             --          --           --
Investment in shares of T. Rowe Price
  International Series, Inc.................     --           --           --             --          --           --
                                              ----------  ----------  -------------   ----------  ----------  -------------
    Total assets............................  6,124,111    5,395,692     8,978,552     5,788,428   6,705,530     4,722,246

LIABILITIES:                                     --           --           --             --          --           --
                                              ----------  ----------  -------------   ----------  ----------  -------------
    Net assets..............................  $6,124,111  $5,395,692    $8,978,552    $5,788,428  $6,705,530    $4,722,246
                                              ----------  ----------  -------------   ----------  ----------  -------------
                                              ----------  ----------  -------------   ----------  ----------  -------------

Net asset distribution by category:
  Qualified variable annuity policies.......  $2,080,824  $2,064,553    $4,108,586    $2,559,287  $3,074,513    $1,559,284
  Non-qualified variable annuity policies...  4,043,287    3,331,139     4,859,966     3,219,141   3,621,017     3,162,962
  Value of annuitant mortality fluctuation
    reserve.................................     --           --            10,000        10,000      10,000       --
                                              ----------  ----------  -------------   ----------  ----------  -------------
                                              $6,124,111  $5,395,692    $8,978,552    $5,788,428  $6,705,530    $4,722,246
                                              ----------  ----------  -------------   ----------  ----------  -------------
                                              ----------  ----------  -------------   ----------  ----------  -------------
Qualified units outstanding, December 31,
  1996......................................  1,363,652    1,352,066     2,594,546     2,191,450   2,778,618     1,149,496
Net asset value per qualified unit, December
  31, 1996..................................  $1.525920   $ 1.526962    $ 1.583547    $ 1.167851  $ 1.106490    $ 1.356494
Non-qualified units outstanding, December
  31, 1996..................................  2,649,737    2,181,547     3,075,354     2,765,029   3,281,563     2,331,718
Net asset value per non-qualified unit,
  December 31, 1996.........................  $1.525920   $ 1.526962    $ 1.583547    $ 1.167851  $ 1.106490    $ 1.356494

                                                 SELECT                                                T. ROWE PRICE
                                                CAPITAL         VIPF           VIPF           VIPF     INTERNATIONAL
                                              APPRECIATION   HIGH INCOME   EQUITY-INCOME     GROWTH        STOCK
                                              ------------   -----------   -------------   ----------  -------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust..........................   $2,026,278        --             --             --           --
Investments in shares of Fidelity Variable
  Insurance Products Fund...................      --         $1,599,567      $2,418,229    $1,852,619       --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --             --             --             --        $1,407,902
                                              ------------   -----------   -------------   ----------  -------------
    Total assets............................    2,026,278     1,599,567       2,418,229     1,852,619     1,407,902
LIABILITIES:                                      --             --             --             --           --
                                              ------------   -----------   -------------   ----------  -------------
    Net assets..............................   $2,026,278    $1,599,567      $2,418,229    $1,852,619    $1,407,902
                                              ------------   -----------   -------------   ----------  -------------
                                              ------------   -----------   -------------   ----------  -------------
Net asset distribution by category:
  Qualified variable annuity policies.......   $  754,460    $  575,934      $1,099,047    $  830,941    $  620,980
  Non-qualified variable annuity policies...    1,271,818     1,023,633       1,319,182     1,021,678       786,922
  Value of annuitant mortality fluctuation
    reserve.................................      --             --             --             --           --
                                              ------------   -----------   -------------   ----------  -------------
                                               $2,026,278    $1,599,567      $2,418,229    $1,852,619    $1,407,902
                                              ------------   -----------   -------------   ----------  -------------
                                              ------------   -----------   -------------   ----------  -------------
Qualified units outstanding, December 31,
  1996......................................      508,531       467,238         818,918       594,911       516,216
Net asset value per qualified unit, December
  31, 1996..................................   $ 1.483606    $ 1.232636      $ 1.342074    $ 1.396748    $ 1.202946
Non-qualified units outstanding, December
  31, 1996..................................      857,248       830,442         982,943       731,469       654,162
Net asset value per non-qualified unit,
  December 31, 1996.........................   $ 1.483606    $ 1.232636      $ 1.342074    $ 1.396748    $ 1.202946

   The accompanying notes are an integral part of these financial statements.

                       ALLMERICA SELECT SEPARATE ACCOUNT
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                SELECT                   SELECT                                SELECT
                                              AGGRESSIVE   SELECT        GROWTH        SELECT      MONEY    INTERNATIONAL
                                                GROWTH     GROWTH      AND INCOME      INCOME      MARKET      EQUITY
                                              ----------  ---------   ------------   ----------   --------  -------------
INVESTMENT INCOME:
  Dividends.................................   $411,918   $ 777,406    $  731,034    $  321,811   $283,893     $ 98,372
                                              ----------  ---------   ------------   ----------   --------  -------------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........     56,826      49,163        85,022        64,918     68,786       40,694
  Administrative expense charges............      7,023       6,076        10,508         8,024      8,501        5,030
                                              ----------  ---------   ------------   ----------   --------  -------------
    Total expenses..........................     63,849      55,239        95,530        72,942     77,287       45,724
                                              ----------  ---------   ------------   ----------   --------  -------------
    Net investment income (loss)............    348,069     722,167       635,504       248,869    206,606       52,648
                                              ----------  ---------   ------------   ----------   --------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain.........................     32,325      32,012        39,316         3,383      --          17,056
  Net unrealized gain (loss)................    258,540     (50,436)      525,985      (137,363)     --         580,307
                                              ----------  ---------   ------------   ----------   --------  -------------
  Net realized and unrealized gain (loss) on
    investments.............................    290,865     (18,424)      565,301      (133,980)     --         597,363
                                              ----------  ---------   ------------   ----------   --------  -------------
  Net increase (decrease) in net assets from
    operations..............................   $638,934   $ 703,743    $1,200,805    $  114,889   $206,606     $650,011
                                              ----------  ---------   ------------   ----------   --------  -------------
                                              ----------  ---------   ------------   ----------   --------  -------------

                                                 SELECT                                             T. ROWE PRICE
                                                CAPITAL         VIPF           VIPF         VIPF    INTERNATIONAL
                                              APPRECIATION   HIGH INCOME   EQUITY-INCOME   GROWTH       STOCK
                                              ------------   -----------   -------------   -------  -------------
INVESTMENT INCOME:
  Dividends.................................    $  3,495       $33,079        $ 24,174     $24,672     $20,091
                                              ------------   -----------   -------------   -------  -------------
EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      15,030        10,895          15,854      11,356       9,449
  Administrative expense charges............       1,858         1,347           1,960       1,403       1,168
                                              ------------   -----------   -------------   -------  -------------
    Total expenses..........................      16,888        12,242          17,814      12,759      10,617
                                              ------------   -----------   -------------   -------  -------------
    Net investment income (loss)............     (13,393)       20,837           6,360      11,913       9,474
                                              ------------   -----------   -------------   -------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain.........................       1,330           554          12,497       1,196       4,996
  Net unrealized gain (loss)................      22,279        77,404         154,372      71,984      76,953
                                              ------------   -----------   -------------   -------  -------------
  Net realized and unrealized gain (loss) on
    investments.............................      23,609        77,958         166,869      73,180      81,949
                                              ------------   -----------   -------------   -------  -------------
  Net increase (decrease) in net assets from
    operations..............................    $ 10,216       $98,795        $173,229     $85,093     $91,423
                                              ------------   -----------   -------------   -------  -------------
                                              ------------   -----------   -------------   -------  -------------

   The accompanying notes are an integral part of these financial statements.

                       ALLMERICA SELECT SEPARATE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                        SELECT
                                                      SELECT                                      SELECT GROWTH         INCOME
                                                AGGRESSIVE GROWTH         SELECT GROWTH             AND INCOME        ----------
                                              ----------------------  ----------------------  ----------------------
                                                                                                                      YEAR ENDED
                                                    YEAR ENDED              YEAR ENDED              YEAR ENDED         DECEMBER
                                                   DECEMBER 31,            DECEMBER 31,            DECEMBER 31,          31,
                                              ----------------------  ----------------------  ----------------------  ----------
                                                 1996        1995        1996        1995        1996        1995        1996
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $  348,069  $  (26,294) $  722,167  $  (23,048) $  635,504  $  193,249  $  248,869
  Net realized gain on investments..........      32,325      16,936      32,012      11,771      39,316      10,683       3,383
  Net unrealized gain (loss) on
    investments.............................     258,540     493,437     (50,436)    274,119     525,985     568,163    (137,363)
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations..............................     638,934     484,079     703,743     262,842   1,200,805     772,095     114,889
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------

 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................     227,822     271,631     258,737     247,421     369,437     381,309     267,963
  Terminations..............................     (87,887)    (22,871)    (79,238)    (12,655)   (122,535)    (32,802)   (139,802)
  Annuity benefits..........................      --         (13,460)     --          (9,608)     --         (15,579)     --
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........   2,221,463   1,446,202   1,750,035   1,493,444   2,666,288   1,983,301     828,538
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................          --          --          --          --          --          --          --
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase in net assets from capital
    transactions............................   2,361,398   1,681,502   1,929,534   1,718,602   2,913,190   2,316,229     956,699
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net increase in net assets................   3,000,332   2,165,581   2,633,277   1,981,444   4,113,995   3,088,324   1,071,588

NET ASSETS:
  Beginning of year.........................   3,123,779     958,198   2,762,415     780,971   4,864,557   1,776,233   4,716,840
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
  End of year...............................  $6,124,111  $3,123,779  $5,395,692  $2,762,415  $8,978,552  $4,864,557  $5,788,428
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                              ----------  ----------  ----------  ----------  ----------  ----------  ----------


                                                                                            SELECT
                                                                MONEY MARKET         INTERNATIONAL EQUITY
                                                          ------------------------  ----------------------

                                                                 YEAR ENDED               YEAR ENDED
                                                                DECEMBER 31,             DECEMBER 31,
                                                          ------------------------  ----------------------
                                                 1995         1996         1995        1996        1995
                                              ----------  ------------  ----------  ----------  ----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $  162,074  $    206,606  $  134,356  $   52,648  $   10,230
  Net realized gain on investments..........       8,732       --           --          17,056      10,175
  Net unrealized gain (loss) on
    investments.............................     242,639       --           --         580,307     199,163
                                              ----------  ------------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations..............................     413,445       206,606     134,356     650,011     219,568
                                              ----------  ------------  ----------  ----------  ----------
 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................     498,807    18,102,537  11,468,186     228,557     214,178
  Terminations..............................     (46,136)     (536,885)    (60,708)    (68,186)    (30,670)
  Annuity benefits..........................      (5,600)      --           --          --         (17,277)
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........   1,951,842   (15,356,737) (9,379,959)  1,770,211   1,091,032
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................          --            --          --        (131)         --
                                              ----------  ------------  ----------  ----------  ----------
  Net increase in net assets from capital
    transactions............................   2,398,913     2,208,915   2,027,519   1,930,451   1,257,263
                                              ----------  ------------  ----------  ----------  ----------
  Net increase in net assets................   2,812,358     2,415,521   2,161,875   2,580,462   1,476,831
NET ASSETS:
  Beginning of year.........................   1,904,482     4,290,009   2,128,134   2,141,784     664,953
                                              ----------  ------------  ----------  ----------  ----------
  End of year...............................  $4,716,840  $  6,705,530  $4,290,009  $4,722,246  $2,141,784
                                              ----------  ------------  ----------  ----------  ----------
                                              ----------  ------------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                       ALLMERICA SELECT SEPARATE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                          VIPF
                                                 SELECT CAPITAL APPRECIATION               VIPF HIGH INCOME            EQUITY-INCOME
                                              ----------------------------------  ----------------------------------   -----------
                                              YEAR ENDED        PERIOD FROM       YEAR ENDED        PERIOD FROM        YEAR ENDED
                                               12/31/96     4/28/95* TO 12/31/95   12/31/96     5/1/95* TO 12/31/95     12/31/96
                                              -----------   --------------------  -----------   --------------------   -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $  (13,393)         $    8,668      $   20,837          $   (813)        $    6,360
  Net realized gain on investments..........       1,330                 354             554               619             12,497
  Net unrealized gain (loss) on
    investments.............................      22,279              27,053          77,404             6,246            154,372
                                              -----------           --------      -----------         --------         -----------
  Net increase (decrease) in net assets from
    operations..............................      10,216              36,075          98,795             6,052            173,229
                                              -----------           --------      -----------         --------         -----------

 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................     129,008              74,004         106,501            24,172            137,607
  Terminations..............................     (15,630)          --                (24,484)           (5,093)           (42,383)
  Annuity benefits..........................      (1,247)          --                 --              --                   (1,360)
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........   1,362,872             431,073       1,119,571           274,097          1,639,883
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................        (293)                200            (244)              200               (266)
                                              -----------           --------      -----------         --------         -----------
  Net increase in net assets from capital
    transactions............................   1,474,710             505,277       1,201,344           293,376          1,733,481
                                              -----------           --------      -----------         --------         -----------
  Net increase in net assets................   1,484,926             541,352       1,300,139           299,428          1,906,710

NET ASSETS:
  Beginning of year.........................     541,352           --                299,428          --                  511,519
                                              -----------           --------      -----------         --------         -----------
  End of year...............................  $2,026,278          $  541,352      $1,599,567          $299,428         $2,418,229
                                              -----------           --------      -----------         --------         -----------
                                              -----------           --------      -----------         --------         -----------

                                                                                                                T. ROWE
                                                                                                                 PRICE
                                                                                                              INTERNATIONAL
                                                                                   VIPF GROWTH                STOCK
                                                                       ------------------------------------   -----------
                                                   PERIOD FROM         YEAR ENDED         PERIOD FROM         YEAR ENDED
                                               5/1/95* TO 12/31/95      12/31/96      5/1/95* TO 12/31/95      12/31/96
                                              ----------------------   -----------   ----------------------   -----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............        $    2,054         $   11,913          $     (872)        $    9,474
  Net realized gain on investments..........               874              1,196                 892              4,996
  Net unrealized gain (loss) on
    investments.............................            35,367             71,984              (6,028)            76,953
                                                      --------         -----------           --------         -----------
  Net increase (decrease) in net assets from
    operations..............................            38,295             85,093              (6,008)            91,423
                                                      --------         -----------           --------         -----------
 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................            40,532            104,528              17,133            104,085
  Terminations..............................            (4,994)           (17,551)          --                    (7,992)
  Annuity benefits..........................         --                    (1,375)          --                    (1,307)
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........           437,486          1,358,790             312,088            939,704
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................               200               (279)                200               (234)
                                                      --------         -----------           --------         -----------
  Net increase in net assets from capital
    transactions............................           473,224          1,444,113             329,421          1,034,256
                                                      --------         -----------           --------         -----------
  Net increase in net assets................           511,519          1,529,206             323,413          1,125,679
NET ASSETS:
  Beginning of year.........................         --                   323,413           --                   282,223
                                                      --------         -----------           --------         -----------
  End of year...............................        $  511,519         $1,852,619          $  323,413         $1,407,902
                                                      --------         -----------           --------         -----------
                                                      --------         -----------           --------         -----------


                                                   PERIOD FROM
                                               5/1/95* TO 12/31/95
                                              ----------------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............        $     (645)
  Net realized gain on investments..........                16
  Net unrealized gain (loss) on
    investments.............................             8,398
                                                      --------
  Net increase (decrease) in net assets from
    operations..............................             7,769
                                                      --------
 FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net purchase payments.....................            11,459
  Terminations..............................         --
  Annuity benefits..........................         --
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........           262,795
  Net increase (decrease) in investment by
    First Allmerica Financial Life Insurance
    Company (Sponsor).......................               200
                                                      --------
  Net increase in net assets from capital
    transactions............................           274,454
                                                      --------
  Net increase in net assets................           282,223
NET ASSETS:
  Beginning of year.........................         --
                                                      --------
  End of year...............................        $  282,223
                                                      --------
                                                      --------

* Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                       ALLMERICA SELECT SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    Allmerica Select Separate Account (Allmerica Select) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select currently offers eleven Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of the Company or of the Variable Insurance Products Fund (VIPF) managed by Fidelity Management and Research Company (FMR), or of T. Rowe Price International Series, Inc. (T. Rowe) managed by Rowe Price-Fleming International, Inc. The Trust, VIPF, and T. Rowe (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Allmerica Select has two types of variable annuity policies, "qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of
Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified policy or a non-qualified policy.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, and T. Rowe. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, and T. Rowe at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Allmerica Select. Therefore, no provision for income taxes has been charged against Allmerica Select.

    ANNUITANT MORTALITY FLUCTUATION RESERVE -- A strengthening reserve required for doing business in the state of New York. The purpose of the reserve is to provide for future mortality experience which is less favorable than that assumed in pricing the annuity. This reserve is funded by the Company.

                       ALLMERICA SELECT SEPARATE ACCOUNT

                               DECEMBER 31, 1996

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, and T. Rowe at December 31, 1996 were as follows:

                                                  PORTFOLIO INFORMATION
                                           ------------------------------------
                                                                      NET ASSET
                                            NUMBER OF    AGGREGATE      VALUE
 INVESTMENT PORTFOLIO                        SHARES         COST      PER SHARE
 ----------------------------------------  -----------  ------------  ---------
 Allmerica Investment Trust:
   Select Aggressive Growth..............    3,006,436  $  5,361,457   $ 2.037
   Select Growth.........................    3,773,211     5,173,757     1.430
   Select Growth and Income..............    6,390,428     7,954,831     1.405
   Select Income.........................    5,817,516     5,748,268      .995
   Money Market..........................    6,705,530     6,705,530     1.000
   Select International Equity...........    3,482,482     3,956,773     1.356
   Select Capital Appreciation...........    1,364,497     1,976,947     1.485

 Fidelity Variable Insurance Products
  Fund:
   High Income...........................      127,761     1,515,917    12.520
   Equity-Income.........................      114,990     2,228,492    21.030
   Growth................................       59,493     1,786,663    31.140

 T. Rowe Price International Series,
  Inc.:
   International Stock...................      111,385     1,322,552    12.640

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

    A contract fee is currently deducted on the policy anniversary date and upon full surrender of the policy. The contract fee is $30. For the year ended December 31, 1996, contract fees deducted from accumulated value in Allmerica Select amounted to $14,223. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is the principal underwriter and general distributor of Allmerica Select, and does not receive any compensation for sales of the Allmerica Select policies. Commissions are paid by the Company to registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1996, the Company received $8,519 for contingent deferred sales charges applicable to Allmerica Select.

                       ALLMERICA SELECT SEPARATE ACCOUNT

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS

    Transactions from policyowners and sponsor were as follows:

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 Select Aggressive Growth
   Issuance of units.....................    1,800,429  $   2,614,644     1,562,355  $   1,835,864
   Redemption of units...................     (180,009)      (253,246)     (127,181)      (154,362)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,620,420  $   2,361,398     1,435,174  $   1,681,502
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Select Growth
   Issuance of units.....................    1,502,416  $   2,129,430     1,476,227  $   1,789,220
   Redemption of units...................     (145,366)      (199,896)      (55,816)       (70,618)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,357,050  $   1,929,534     1,420,411  $   1,718,602
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Select Growth and Income
   Issuance of units.....................    2,253,514  $   3,272,600     2,022,590  $   2,427,395
   Redemption of units...................     (256,622)      (359,410)      (73,628)      (111,166)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,996,892  $   2,913,190     1,948,962  $   2,316,229
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Select Income
   Issuance of units.....................    1,494,780  $   1,679,252     2,406,756  $   2,616,226
   Redemption of units...................     (652,456)      (722,553)     (208,889)      (217,313)
                                          ------------  -------------  ------------  -------------
     Net increase........................      842,324  $     956,699     2,197,867  $   2,398,913
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Money Market
   Issuance of units.....................   17,628,843  $  19,199,274    11,475,182  $  12,005,362
   Redemption of units...................  (15,596,019)   (16,990,359)   (9,533,159)    (9,977,843)
                                          ------------  -------------  ------------  -------------
     Net increase........................    2,032,824  $   2,208,915     1,942,023  $   2,027,519
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Select International Equity
   Issuance of units.....................    3,083,193  $   2,110,023     1,299,084  $   1,377,879
   Redemption of units...................   (1,500,522)      (179,572)      (96,005)      (120,616)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,582,671  $   1,930,451     1,203,079  $   1,257,263
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Select Capital Appreciation
   Issuance of units.....................      994,688  $   1,504,957       394,750  $     509,562
   Redemption of units...................      (20,347)       (30,247)       (3,312)        (4,285)
                                          ------------  -------------  ------------  -------------
     Net increase........................      974,341  $   1,474,710       391,438  $     505,277
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

                       ALLMERICA SELECT SEPARATE ACCOUNT

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 VIPF High Income
   Issuance of units.....................    1,184,751  $   1,276,228       285,162  $     306,219
   Redemption of units...................     (160,196)       (74,884)      (12,037)       (12,843)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,024,555  $   1,201,344       273,125  $     293,376
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 VIPF Equity-Income
   Issuance of units.....................    1,564,012  $   1,976,730       443,027  $     486,952
   Redemption of units...................     (191,624)      (243,249)      (13,554)       (13,728)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,372,388  $   1,733,481       429,473  $     473,224
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 VIPF Growth
   Issuance of units.....................    1,123,334  $   1,522,502       267,887  $     329,470
   Redemption of units...................      (58,835)       (78,389)           (5)           (49)
                                          ------------  -------------  ------------  -------------
     Net increase........................    1,064,499  $   1,444,113       267,882  $     329,421
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 T. Rowe Price International Stock
   Issuance of units.....................    1,010,810  $   1,152,730       268,735  $     278,037
   Redemption of units...................     (105,544)      (118,474)       (3,623)        (3,583)
                                          ------------  -------------  ------------  -------------
     Net increase........................      905,266  $   1,034,256       265,112  $     274,454
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select satisfies the current requirements of the regulations, and it intends that Allmerica Select will continue to meet such requirements.

                       ALLMERICA SELECT SEPARATE ACCOUNT

                               DECEMBER 31, 1996

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, VIPF, and T. Rowe shares by Allmerica Select during the year ended December 31, 1996 were as follows:

 INVESTMENT PORTFOLIO                                 PURCHASES       SALES
 --------------------------------------------------  ------------  -----------
 Allmerica Investment Trust:
   Select Aggressive Growth........................  $  2,906,556  $   182,655
   Select Growth...................................     2,876,340      202,674
   Select Growth and Income........................     3,847,566      292,515
   Select Income...................................     1,851,513      623,644
   Money Market....................................    11,417,579    9,108,781
   Select International Equity.....................     2,121,315      140,108
   Select Capital Appreciation.....................     1,511,923       30,418

 Fidelity Variable Insurance Products Fund:
   High Income.....................................     1,295,331       64,157
   Equity-Income...................................     2,009,491      267,554
   Growth..........................................     1,590,520      132,183

 T. Rowe Price International Series, Inc.:
   International Stock.............................     1,207,006      136,193
                                                     ------------  -----------
   Totals..........................................  $ 32,635,140  $11,180,882
                                                     ------------  -----------
                                                     ------------  -----------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance
Company and Policyowners of Allmerica Select Separate
Account of First Allmerica Financial Life Insurance Company
In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Money Market, Select International Equity, Select Capital Appreciation, VIPF High Income, VIPF Equity-Income, VIPF Growth, and T. Rowe Price International Stock) constituting the Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.
/s/ Price Waterhouse LLP
----------------------
PRICE WATERHOUSE LLP
Boston, Massachusetts
March 26, 1997

                         PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.


(a) Financial Statements

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for First Allmerica Financial Life Insurance Company
          Financial Statements for Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company

          Financial Statements Included in Part C
          None

(b) Exhibits

Exhibit 1 -    Vote  of  Board  of  Directors   Authorizing   Establishment   of
               Registrant  dated August 20, 1991 was previously filed on May 11,
               1992, in Registration Statement No. 33-47858, and is incorporated herein by reference.

Exhibit 2 -    Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may
               hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

Exhibit 3 -    Underwriting and Administrative Services Agreement was previously
               filed  on  November  1,  1993  and  is  herein   incorporated  by
               reference. Broker's Agreement was previously filed on August 14, 1992 in Registration Statement No. 33-47216 and is incorporated herein by reference.


Exhibit 4 -    Specimen Generic Policy Form A3020-94 GRC was previously filed on
               November 1, 1993, and is incorporated herein by reference.
               Specimen Policy Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 6 and is incorporated by reference herein.

Exhibit 5 -    Specimen  Generic   Application  Form  was  previously  filed  on
               November 1, 1993, and is herein incorporated by reference.
               Specimen Application Form B is was previously filed on May 1,
               1996 and is incorporated by reference herein.



Exhibit 6(a)-  The  Depositor's   Articles of Incorporation were previously
               filed on October 16, 1995 and is incorporated herein by reference. Revised Bylaws were filed on April 30, 1996 and are incorporated herein by reference.


Exhibit 7 -    Not Applicable.


Exhibit 8(a)- AUV Calculation Services Agreement with The Shareholder Services Group dated March 31, 1995, was previously filed on May 1, 1995 and is incorporated herein by reference.


         (b)- Service Agreement with Fidelity Investments, et al, was previously filed on April 30, 1996 and is incorporated herein by reference. An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, is filed herewith. A proposed form of the Fidelity Service Contract is filed herewith.


         (c)-  A proposed form of the T. Rowe Price Agreement is filed herewith.

Exhibit 9 -    Consent and Opinion of Counsel is filed herewith.

Exhibit 10 -   Consent  of  Independent  Accountants is filed herewith.

Exhibit 11 -   None.

Exhibit 12 -   None.

Exhibit 13 -   Not applicable.

Exhibit 14 -   Not Applicable.

Item 25.  Directors and Executive Officers of the Depositor.

          The principal business address of all the following Directors and Officers is:
          440 Lincoln Street
          Worcester, Massachusetts 01653


                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


             NAME AND POSITION                  PRINCIPAL OCCUPATION(S) DURING
               WITH COMPANY                             PAST FIVE YEARS
               ------------                             ---------------
Bruce C. Anderson, Director                       Director of First Allmerica
and Vice President                                since 1996; Vice President,
                                                  First Allmerica

Abigail M. Armstrong, Secretary and Counsel       Secretary of First Allmerica
                                                  since 1996; Counsel, First
                                                  Allmerica

John P. Kavanaugh, Director, Vice President       Director and Chief Investment
and Chief Investment Officer                      Officer of First Allmerica
                                                  since 1996; Vice President,
                                                  First Allmerica since 1991

John F. Kelly, Director, Senior Vice President    Director of First Allmerica
and General Counsel                               since 1996; Senior Vice
                                                  President, General Counsel and
                                                  Assistant Secretary, First
                                                  Allmerica

J. Barry May, Director                            Director of First Allmerica
                                                  since 1996; Director and
                                                  President, The Hanover
                                                  Insurance Company since 1996;
                                                  Vice President, The Hanover
                                                  Insurance Company, 1993 to 1996

James R. McAuliffe, Director                      Director of First Allmerica
                                                  since 1996; President and CEO,
                                                  Citizens Insurance Company of
                                                  America since 1994; Vice
                                                  President 1982 to 1994 and
                                                  Chief Investment Officer,
                                                  First Allmerica 1986 to 1994

John F. O'Brien, Director, Chairman of the        Director, Chairman of the Board, President
Board, President and Chief Executive Officer,     and Chief Executive Officer First Allmerica
                                                  since 1989

Edward J. Parry, III,Director, Vice President,    Director and Chief Financial of First
Chief Financial Officer and Treasurer             Allmerica since 1996; Vice President and
                                                  Treasurer, First Allmerica since 1993




Richard M. Reilly, Director and Vice              Director of First Allmerica since 1996; Vice
President                                         President, First Allmerica since 1990;
                                                  Director, Allmerica Investments, Inc. since
                                                  1990; Director and President,  Allmerica
                                                  Investment Management Company, Inc. since 1990

Larry C. Renfro, Director and Vice President      Director of First Allmerica since 1996; Vice
                                                  President, First Allmerica since 1990

Eric A. Simonsen, Director and Vice President     Director of First Allmerica since 1996;Vice
                                                  President, First Allmerica since 1990; Chief
                                                  Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule, Director and Vice President     Director of First Allmerica since 1996; Vice
                                                  President, First Allmerica



Item  26.   Persons Under  Common Control  With Registrant.   See attached
     organizational chart.



                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                  |
                                 100%
                             Logan Wells
                            Water Company,
                                 Inc.

                              New Jersey

______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
      59.47%               100%               99.2%                 100%                  100%               100%
     Allmerica        Sterling Risk         Allmerica            Somerset             Allmerica           Allmerica
     Property           Management             Trust            Square, Inc.         Financial Life      Institutional
    & Casualty        Services, Inc.       Company, N.A.                             Insurance and      Services, Inc.
  Companies, Inc.                                                                   Annuity Company
                                             Federally
     Delaware            Delaware            Chartered         Massachusetts            Delaware         Massachusetts
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                   |                   |                    |                     |                  |
       100%                100%                100%                 100%                 82.5%               100%
     Allmerica           Allmerica          The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial           Employee            American            Insurance            Corporation        Bay Insurance
      Benefit            Insurance           Insurance           Management                                 Company
     Insurance         Agency, Inc.           Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan





                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                                                   |
                                                                  100%
                                                                  SMA
                                                               Financial Corp.


                                                               Massachusetts
                                                                    |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
       100%                100%                100%                 100%                  100%             Allmerica
     Allmerica           Allmerica           Allmerica           Allmerica               Linder              Asset
    Investments,        Investment             Asset         Financial Services          Skokie           Management,
       Inc.             Management          Management,          Insurance            Real Estate           Limited
                       Company, Inc.            Inc.            Agency, Inc.          Corporation

   Massachusetts       Massachusetts       Massachusetts       Massachusetts         Massachusetts          Bermuda

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                                 Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica             Allmerica           Allmerica
     Alliance                                                 Investment Trust           Funds            Securities
     Insurance                                                                                               Trust
      Company
                                                               Massachusetts         Massachusetts       Massachusetts
   New Hampshire       Massachusetts
                             |
                             |
                           100%                                                  Affiliated Management Investment Companies
                          Lloyd's
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                                                 Affiliated Lloyd's plan company, controlled by
                                                                                 Underwriters for the benefit of the Hanover
                                                                                 Insurance Company

                                                                                       Beltsville
                         AAM High                                                        Drive
                        Yield Fund,                                                    Properties
                          L.L.C.                                                        Limited
                                                                                      Partnership
                       Massachusetts
                                                                                        Delaware
                   LLC established for the benefit of
                   First Allmerica, Allmerica                                    Limited partnership involving First Allmerica, as
                   Financial Life, Hanover and                                   general partner and Allmerica Financial Life as
                   Citizens                                                      limited partner


                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


           NAME                              ADDRESS                       TYPE OF BUSINESS
          ------                             -------                       ----------------
AAM Equity Fund                         440 Lincoln Street            Massachusetts Grantor Trust
                                        Worcester MA 01653

AAM High Yield Fund, L.L.C.                                           Limited Liability Company

AFC Capital Trust I                                                   Statutory Business Trust

Allmerica Asset Management              440 Lincoln Street            Investment advisory services
Limited                                 Worcester MA 01653

Allmerica Asset Management, Inc.        440 Lincoln Street            Investment advisory services
                                        Worcester MA 01653

Allmerica Employees Insurance           440 Lincoln  Street           Insurance Agency
Agency, Inc.                            Worcester MA 01653


Allmerica Equity Index Pool                                           Grantor Trust


Allmerica Financial Alliance            100 North Parkway             Multi-line property
Insurance Company                       Worcester MA 01605            and casualty insurance


Allmerica Financial Benefit             100 North Parkway             Multi-line property
Insurance Company                       Worcester MA 01605            and casualty insurance




Allmerica Financial Corporation         440 Lincoln Street            Holding Company
                                        Worcester MA 01653



Allmerica Financial Insurance           440 Lincoln Street            Insurance Broker
Brokers, Inc.                           Worcester MA 01653


Allmerica Financial Life Insurance      440 Lincoln Street            Life insurance, accident and
and Annuity Company  (formerly          Worcester MA 01653            health insurance,
known as SMA Life Assurance                                           annuities, variable
Company)                                                              annuities and
                                                                      variable life insurance

Allmerica Financial Services            440 Lincoln Street            Insurance Agency
Insurance Agency, Inc.                  Worcester MA 01653

Allmerica Funding Corp.                 440 Lincoln Street            Special purpose funding
                                        Worcester MA 01653            vehicle for commercial paper

Allmerica Funds                         440 Lincoln Street            Investment Company
                                        Worcester MA 01653


Allmerica, Inc.                         440 Lincoln Street            Common employer for
                                        Worcester MA 01653            Allmerica Financial
                                                                      Corporation entities



Allmerica Institutional Services, Inc.  440 Lincoln Street            Accounting, marketing and
(formerly known as 440 Financial        Worcester MA 01653            shareholder services for
Group of Worcester, Inc.)                                             investment companies


Allmerica Investment Management         440 Lincoln Street            Investment advisory services
Company, Inc.                           Worcester MA 01653

Allmerica Investments, Inc.             440 Lincoln Street            Securities, retail broker-dealer
                                        Worcester MA 01653



Allmerica Investment Trust              440 Lincoln Street            Investment Company
                                        Worcester MA 01653

Allmerica Property & Casualty           440 Lincoln Street            Holding Company
Companies, Inc.                         Worcester MA 01653



Allmerica Securities Trust              440 Lincoln Street            Investment Company
                                        Worcester MA 01653


Allmerica Services Corporation          440 Lincoln Street            Internal administrative
                                        Worcester MA 01653            services provider to Allmerica
                                                                      Financial Corporation entities




Allmerica Trust Company, N.A.           440 Lincoln Street            Limited purpose national trust
                                        Worcester MA 01653            company

AMGRO, Inc.                             100 North Parkway             Premium financing
                                        Worcester MA 01605

APC Funding Corp.                       440 Lincoln Street            Special purpose funding
                                        Worcester MA 01653            vehicle for commercial paper

Beltsville Drive Limited                440 Lincoln Street            Real estate partnership
Partnership                             Worcester MA 01653

Citizens Corporation                    440 Lincoln Street            Holding Company
                                        Worcester MA 01653

Citizens Insurance Company of           645 West Grand River          Multi-line property and
America                                 casualty Howell MI 48843      insurance



Citizens Insurance Company of           333 Pierce Road               Multi-line property and
Illinois                                Itasca IL 60143               casualty insurance



Citizens Insurance Company of the       3950 Priority Way             Multi-line property and
Midwest                                 South Drive, Suite 200        casualty insurance
                                        Indianapolis IN 46280


Citizens Insurance Company of           8101 N. High Street           Multi-line property and
Ohio                                    P.O. Box 342250               casualty insurance
                                        Columbus OH 43234

Citizens Management, Inc.               645 West Grand River          Services management
                                        Howell MI 48843               company


First Allmerica Financial Life          440 Lincoln Street            Life, pension, annuity,
Insurance Company (formerly State       Worcester MA 01653            accident and health insurance
Mutual Life Assurance Company                                         company
of America)


Greendale Special Placements            440 Lincoln Street            Massachusetts Grantor Trust
Fund                                    Worcester MA 01653

The Hanover American Insurance          100 North Parkway             Multi-line property and
Company                                 Worcester MA 01605            casualty insurance

The Hanover Insurance Company           100 North Parkway             Multi-line property and
                                        Worcester MA 01605            casualty insurance

Hanover Texas Insurance                 801 East Campbell             Attorney-in-fact for Hanover
Management Company, Inc.                Road                          Lloyd's Insurance Company
                                        Richardson TX 75081




Hanover Lloyd's Insurance               801 East Campbell             Multi-line property and
Company                                 Road                          casualty insurance
                                        Richardson TX 75081

Linder Skokie Real Estate               440 Lincoln Street            Real estate holding company
Corporation                             Worcester MA 01653

Lloyds Credit Corporation               440 Lincoln Street            Premium financing service
                                        Worcester MA 01653            franchises

Logan Wells Water Company, Inc.         603 Heron Drive               Water Company serving land
                                        Bridgeport NJ 08014           development investment

Massachusetts Bay Insurance             100 North Parkway             Multi-line property and
Company                                 Worcester MA 01605            casualty insurance

SMA Financial Corp.                     440 Lincoln Street            Holding Company
                                        Worcester MA 01653

Somerset Square, Inc.                   440 Lincoln Street            Real estate holding company
                                        Worcester MA 01653

Sterling Risk Management                440 Lincoln Street            Risk management services
Services, Inc.                          Worcester MA 01653


Item 27.  Number of Contract owners.

     As of December 31, 1996, there were 444 Contract holders of qualified Contracts and 605 Contract holders of non-qualified contracts.

Item 28.  Indemnification.

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

1. for any breach of the director's duty of loyalty to the Company or its policyholders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.


Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters.

(a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

       - VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P , Allmerica Select Separate Account, Group VEL Account, Allmerica Select Separate Account II, Separate Account KG, KGC , Separate Account Fulcrum , and Fulcrum Variable Life Separate Account of Allmerica Financial Life Insurance and Annuity Company

       - VEL II Account, Inheiritage Account, Separate Account I, Allmerica Select, Separate Account VA-K, VA-P, Separate Account KG, Separate Account KGC, Separate Account Fulcrum of First Allmerica Financial Life Insurance Company

       - Allmerica Investment Trust



(b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:

           440 Lincoln Street
           Worcester, Massachusetts 01653


Name                            Position or Office with Underwriter
----                            -----------------------------------
Emil J. Aberizk                 Vice President and Chief Compliance Officer

Abigail M. Armstrong            Secretary and Counsel


Richard F. Betzler, Jr.         Vice President


Philip J. Coffey                Vice President

Thomas P. Cunningham            Vice President, Chief Financial Officer and
                                Controller

John F. Kelly                   Director

William F. Monroe, Jr.          Vice President

David J. Mueller                Vice President

John F. O'Brien                 Director

Stephen Parker                  Director, President and Chief Executive
                                Officer

Edward J. Parry, III            Treasurer

Richard M. Reilly               Director

Eric A. Simonsen                Director

Mark Steinberg                  Senior Vice President


Item 30.  Location of Accounts and Records.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


Item 31.  Management Services.

Effective March 31, 1995, the Company provides daily unit value calculations and related services for the Company's separate accounts.


Item 32.  Undertakings.

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

(c)The Registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.



(d) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

Item 33. Representations Concerning Withdrawal Restrictions on Section 403(b) Plans and under the Texas Optional Retirement Program.

Registrant, a separate account of First Allmerica Financial Life Insurance Company ("First Allmerica"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:


1. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.


4. A signed statement acknowledging the participant's understanding of (I) the restrictions on redemption/withdrawal imposed by the Program and by
       Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.


Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service- Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that is meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 2nd day of April 1997.



                                   FIRST ALLMERICA FINANCIAL LIFE
                                   INSURANCE COMPANY
                                   ALLMERICA SELECT SEPARATE ACCOUNT


                           Attest: /s/ Abigail M. Armstrong
                                   ------------------------
                                   Abigail M. Armstrong
                                   Secretary and Counsel



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                Title                                  Date
---------                -----                                  ----

/s/John F. O'Brien       Director, President and
------------------       Chief Executive Officer
John F. O'Brien

/s/Bruce C. Anderson     Director and Vice President
--------------------
Bruce C. Anderson

/s/John P. Kavanaugh     Director and Vice President
--------------------
John P. Kavanaugh


/s/John F. Kelly         Director, Senior Vice President
----------------         and General Counsel                April 2, 1997
John F. Kelly

/s/J. Barry May          Director
---------------
J. Barry May

/s/James R. McAuliffe    Director
---------------------
James R. McAuliffe

/s/Edward J. Parry, III  Director, Vice President, Treasurer
-----------------------  and Chief Accounting Officer
Edward J. Parry, III

/s/Richard M. Reilly     Director and Vice President
--------------------
Richard M. Reilly

/s/Larry C. Renfro       Director and Vice President
------------------
Larry C. Renfro

/s/Eric A. Simonsen      Director, Vice President and
-------------------
Eric A. Simonsen         Chief Financial Officer

/s/Phillip E. Soule      Director and Vice President
-------------------
Phillip E. Soule

                                  EXHIBIT TABLE



Exhibit 8 (b) -    Fidelity Services Agreement/Contract
          (c) -    T. Rowe Price Agreement


Exhibit 9     -    Consent and Opinion of Counsel

Exhibit 10    -    Consent of Independent Accountants